UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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TELADOC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELADOC, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 25, 2017

Dear Stockholders:

We cordially invite you to attend the 2017 Annual Meeting of Stockholders of Teladoc, Inc. (“Teladoc” or the “Company”). Our 2017 Annual Meeting of Stockholders will be held on Thursday, May 25, 2017 at 2:00 p.m. EDT and will be a completely virtual meeting of stockholders. You will be able to attend the 2017 Annual Meeting of Stockholders, vote and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/TDOC2017. To enter the meeting, you must have your sixteen-digit control number that is shown on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card if you elected to receive proxy materials by mail. You will not be able to attend the Annual Meeting in person.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Notice you received in the mail. We have also made available a copy of our 2016 Annual Report with the accompanying proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and products.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters, all of which are more fully described in the accompanying proxy statement:

1.

approving amendments to Teladoc’s certificate of incorporation (the “Certificate”) to (a) increase the total authorized shares of Teladoc common stock from 75,000,000 shares to 100,000,000 shares; (b) declassify Teladoc’s Board of Directors; (c) eliminate the supermajority voting requirement for stockholders to remove a director from office; (d) eliminate the supermajority voting requirement for amendments to certain provisions of the Certificate; and (e) eliminate the supermajority voting requirement for stockholders to amend Teladoc’s bylaws;

2.	electing the director-nominees named in the proxy statement;
3.	approving the amendment and restatement of the Teladoc, Inc. 2015 Incentive Award Plan;
4.	ratifying the appointment of Ernst & Young LLP as Teladoc’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
5.	such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

The Board of Directors of the Company recommends that stockholders vote “FOR” each of the proposals above.

Only stockholders of record at the close of business on March 31, 2017 may vote at the meeting or any postponement(s) or adjournment(s) of the meeting.

By order of the Board of Directors,

Adam C. Vandervoort
Chief Legal Officer and Secretary

April 6, 2017

HOW TO VOTE: Your vote is important. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in the accompanying proxy statement as well as in the Notice you received in the mail.

2017 PROXY STATEMENT

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Teladoc, Inc.

2 Manhattanville Road, Suite 203

Purchase, New York 10577

(203) 635‑2002

www.teladoc.com

2017 PROXY STATEMENT

The Board of Directors (the “Board”) of Teladoc, Inc. (“Teladoc” or the “Company”) is furnishing you this proxy statement in connection with the solicitation of proxies for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held via live webcast at www.virtualshareholdermeeting.com/TDOC2017 on Thursday, May 25, 2017 at 2:00 p.m. EDT. At the meeting, stockholders will be asked to consider and vote upon the following matters:

1.

approving amendments to Teladoc’s certificate of incorporation (the “Certificate”) to (a) increase the total authorized shares of Teladoc common stock from 75,000,000 shares to 100,000,000 shares; (b) declassify Teladoc’s Board; (c) eliminate the supermajority voting requirement for stockholders to remove a director from office; (d) eliminate the supermajority voting requirement for amendments to certain provisions of the Certificate; and (e) eliminate the supermajority voting requirement for stockholders to amend Teladoc’s bylaws (the “Bylaws”);

2.	electing the director-nominees named in this proxy statement;
3.	approving the amendment and restatement of the Teladoc, Inc. 2015 Incentive Award Plan (the “Incentive Award Plan”);
4.	ratifying the appointment of Ernst & Young LLP as Teladoc’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
5.	such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

By submitting your proxy (via the Internet, telephone or mail), you authorize Mr. Adam C. Vandervoort, Teladoc’s Chief Legal Officer and Secretary, and Mr. Mark Hirschhorn, Teladoc’s Executive Vice President, Chief Operating Officer and Chief Financial Officer, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponement(s) or adjournment(s) of the meeting.

Teladoc’s 2016 Annual Report, which includes Teladoc’s audited financial statements, is being made available to Teladoc’s stockholders concurrently herewith. Although the 2016 Annual Report is being made available concurrently with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first making this proxy statement and accompanying materials available to stockholders on or about April 5, 2017.

We will be hosting the Annual Meeting live via the Internet. A summary of the information you need to attend the meeting online is provided below:

•	Any stockholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/TDOC2017
•	Webcast starts at 2:00 p.m. EDT
•	Stockholders need a sixteen-digit control number to join the Annual Meeting
•	Stockholders of record at the close of business on March 31, 2017 may vote and submit questions while attending the Annual Meeting on the Internet

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

INFORMATION ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

Teladoc is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of Teladoc common stock at the close of business on March 31, 2017, the record date for the Annual Meeting, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What is the purpose of the Annual Meeting?

At the Annual Meeting, the stockholders will be asked to consider and vote upon the following matters:

1.

approving amendments to the Certificate to (a) increase the total authorized shares of Teladoc common stock from 75,000,000 shares to 100,000,000 shares; (b) declassify Teladoc’s Board; (c) eliminate the supermajority voting requirement for stockholders to remove a director from office; (d) eliminate the supermajority voting requirement for amendments to certain provisions of the Certificate; and (e) eliminate the supermajority voting requirement for stockholders to amend the Bylaws;

2.	electing the director-nominees named in this proxy statement;
3.	approving the amendment and restatement of the Incentive Award Plan;
4.	ratifying the appointment of Ernst & Young LLP as Teladoc’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and
5.	such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

Our Bylaws require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we have not received any such notices. If any other matter properly comes before the stockholders for a vote at the online meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

Why is the Annual Meeting being webcast?

The Annual Meeting is being held on a virtual-only basis in order to reach the broadest number of stockholders possible and to save costs relative to holding a physical meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this proxy statement and our 2016 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. If you vote by Internet or telephone, please do not also mail your proxy card.

Who is entitled to vote?

The record date for the meeting is March 31, 2017. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is Teladoc common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 54,359,434 shares of Teladoc common stock outstanding.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination on the Internet through the virtual web conference during the Annual Meeting.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee, as the record holder, along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. We encourage you to provide specific instructions to your broker by returning your proxy card or by voting electronically via the Internet or by telephone, if permitted by the broker or other nominee that holds your shares. This ensures that your shares will be properly voted at the Annual Meeting.

How are abstentions and broker non-votes treated?

Shares of our common stock represented by proxies that are marked “ABSTAIN,” or which constitute broker non-votes, will be counted as present at the meeting for the purpose of determining a quorum. Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the ratification of auditors), but not with respect to non-routine matters (such as the election of directors, the approval of an equity incentive award plan, the approval of an amendment to the Certificate or a proposal submitted by a stockholder). If the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes on the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote” as to non-routine matters.

Abstentions and broker non-votes will have no effect on the results of the vote on the election of directors, the approval of the amendment and restatement of the Incentive Award Plan or the ratification of the appointment of Ernst & Young LLP. However, abstentions will have the effect of a vote against approval of each of the amendments to the Certificate.

How can I vote my shares without attending the online meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the online meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the Internet or telephone, or, if you requested to receive printed proxy materials, you can also vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Proxies submitted electronically or by telephone as described above must be received by 11:59 p.m. EDT on May 24, 2017. Proxies submitted by mail should be received before 10:00 a.m. EDT on May 24, 2017.

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	“FOR” the approval of the amendments to the Certificate (Proposal 1);
•	“FOR” the election of the director-nominees to the Board (Proposal 2);
•	“FOR” the approval of the amendment and restatement of the Incentive Award Plan (Proposal 3); and

•	“FOR” ratifying the appointment of Ernst & Young LLP as Teladoc’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 4).

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the online meeting. If you are the stockholder of record, you may change your vote by:

(1)	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
(2)	providing a written notice of revocation to Teladoc’s corporate secretary at Teladoc, Inc., 2 Manhattanville Road, Suite 203, Purchase, New York 10577 prior to your shares being voted; or
(3)	attending the online meeting AND voting.

Attendance at the online meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the online meeting and voting.

How many shares must be present to hold the online meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How can I vote my shares during the online meeting?

The Company will be hosting the Annual Meeting live online. You can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/TDOC2017. The webcast will start at 2:00 p.m. EDT. You may vote and submit questions while attending the meeting online. You will need the sixteen-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) in order to be able to enter the meeting.

Shares held in your name as the stockholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/TDOC2017 during the meeting. You will need your control number found in the Notice. Shares held beneficially in street name may be voted by you at the meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the online meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the online meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to Teladoc unless:

•	required by law;
•	you expressly request disclosure on your proxy; or
•	there is a proxy contest.

Who will count the votes?

Broadridge Financial Solutions, an independent third party, will tabulate and certify the votes. A representative of Broadridge Financial Solutions will serve as the inspector of election.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•	“FOR” the approval of the amendments to the Certificate (Proposal 1);
•	“FOR” the election of the director-nominees to the Board (Proposal 2);
•	“FOR” the approval of the amendment and restatement of the Incentive Award Plan (Proposal 3); and
•	“FOR” ratifying the appointment of Ernst & Young LLP as Teladoc’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 4).

What vote is required to approve each proposal and how are votes counted?

Proposal 1 – Approval of Amendments to the Certificate of Incorporation

Subproposal 1(a) – Increase Number of Shares of Authorized Common Stock

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting is required to increase the authorized shares under the Certificate. Broker non-votes will have no effect on the results of the vote on these Subproposals, but abstentions will have the same effect as shares voted against each Subproposal.

Subproposal 1(b) – Declassify the Board of Directors

Subproposal 1(c) – Eliminate Supermajority Voting Requirement for Removal of Directors

Subproposal 1(d) – Eliminate Supermajority Voting Requirement for Amendment of Certain Provisions of Our Certificate

Subproposal 1(e) – Eliminate Supermajority Voting Requirement for Amendment of Our Bylaws

The affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote at the meeting is required to approve each Subproposal. Broker non-votes will have no effect on the results of the vote on these Subproposals, but abstentions will have the same effect as shares voted against each Subproposal. If any of Subproposals 1(b), 1(c), 1(d) or 1(e) does not receive the required level of stockholder approval, none of the amendments proposed thereby will be made and the Company’s current Certificate and Bylaws will remain in place with respect to such provisions.

Proposal 2– Election of Directors

The affirmative vote of a plurality of the votes cast at the online meeting is required to elect the director-nominees. This means that the director-nominees will be elected if they receive more affirmative votes than any other person. The proxy card enables you to vote “FOR” all nominees proposed by the Board, to “WITHHOLD” authority for all nominees or to vote “FOR ALL EXCEPT” one or more of the nominees being proposed. Voting for all nominees except those you list on the proxy card is the equivalent of withholding your vote for those Directors you have listed. If you vote “WITHHOLD” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated. Abstentions and broker non-votes will have no effect on the results of the vote on the election of directors.

Proposal 3 – Approval of the Amendment and Restatement of the 2015 Incentive Award Plan

The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon is required to approve the amendment and restatement of the Incentive Award Plan. Abstentions and broker non-votes will have no effect on the results of the vote on Proposal 3.

Proposal 4 – Ratifying the Appointment of the Independent Registered Public Accounting Firm

Ratifying the appointment of Ernst & Young LLP as Teladoc’s independent registered public accounting firm requires the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon. Abstentions and broker non-votes will have no effect on the results of the vote on Proposal 4.

Is Teladoc an “Emerging Growth Company?”

Yes. We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.0 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Who can help answer my questions regarding the Annual Meeting or the proposals?

You may contact Teladoc to assist you with your questions. You may reach Teladoc at:

Teladoc, Inc.

Attention: Investor Relations

2 Manhattanville Road, Suite 203

Purchase, New York 10577

(914)  265‑6706

MacKenzie Partners, Inc.

105 Madison Avenue

New York, NY 10016

(800) 322‑2885

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board oversees the management of the Company and its business for the benefit of our stockholders in order to enhance stockholder value over the long term. The Board has adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities. The Corporate Governance Guidelines are reviewed annually and periodically amended as the Board enhances the Company’s corporate governance practices.

The Board has also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees. The purpose of this code is to promote honest and ethical conduct for conducting the business of the Company consistent with the highest standards of business ethics. Our Code of Business Conduct and Ethics establishes our policies and expectations with respect to a wide range of business conduct, including the preparation and maintenance of our financial and accounting information, our compliance with laws and possible conflicts of interest.

We intend to satisfy the disclosure requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding any amendment to, or waiver from a material provision of our Code of Business Conduct and Ethics involving our principal executive, financial or accounting officer or controller by posting such information on our website. The Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at ir.teladoc.com by clicking through “Corporate Governance.”

Board of Directors and Committees

Board Leadership Structure

Our governance framework provides the Board with the flexibility to select the appropriate leadership structure for Teladoc. This will be driven by the needs of the Company as well as the particular makeup of the Board at any point in time. As a result, no policy exists requiring the combination or separation of leadership roles, and Teladoc’s governing documents do not mandate a particular structure.

Our current leadership structure consists of the Chairman of the Board, a separate Chief Executive Officer and strong, active independent directors. The Chief Executive Officer is responsible for setting the strategic direction of the Company and for the day-to-day leadership and management of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, directs the agenda for Board meetings and presides over meetings of the full Board. Another component of our leadership structure is the active role played by our independent directors in overseeing the Company’s business, both at the Board and Committee level.

Consistent with our Corporate Governance Guidelines, 11 of 12 of our current directors are considered independent within the meaning of the rules of the New York Stock Exchange (the “NYSE”), the non-independent member being Jason Gorevic, our President and Chief Executive Officer. In addition, all members of the Audit, Compensation and Nominating and Corporate Governance Committees satisfy the applicable independence criteria of the SEC and NYSE. The Board has determined that each member of the Audit Committee is financially literate and that at least two members of the Audit Committee, Messrs. Shedlarz and Goldstein, are “audit committee financial experts” as such term is defined in Item 407 of Regulation S-K promulgated by the SEC.

At least annually, the Nominating and Corporate Governance Committee discusses the structure and composition of the Board and reviews the current leadership structure. This is discussed with the full Board as part of the Board’s annual evaluation to assess its effectiveness and takes into account our current business plans and long-term strategy, as well as the particular makeup of the Board at that time.

The Board held the following meetings during 2016, either in person or by teleconference: 12 full-Board meetings; five Audit Committee meetings; seven Compensation Committee meetings; six Nominating and Corporate Governance Committee meetings; and three Quality of Care and Patient Safety Committee meetings. During 2016, each of our directors attended at least 75% of the aggregate of: (i) the total number of meetings of the full Board; and (ii) the total number of meetings held by all committees of the Board on which he or she served. Under Teladoc’s Corporate Governance Guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about Company business and operations. Each director is expected to attend the Annual Meeting. All of our directors that were directors at the time of the 2016 annual meeting of stockholders attended the 2016 annual meeting.

Non-employee Board members meet without management present at least quarterly, at regularly scheduled executive sessions. Mr. Snow, Chairman of the Board, presides over meetings of the non-employee and independent directors. The purpose of these sessions is to promote open discussions among the independent directors concerning the business and affairs of the Company as well as matters concerning management, without any member of management present.

Committees of the Board

The Board has four standing committees: Audit; Compensation; Nominating and Corporate Governance; and Quality of Care and Patient Safety. The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are available on our website at ir.teladoc.com by clicking through “Corporate Governance.”

Audit Committee. The principal functions of the Audit Committee are to: (i) select, approve the compensation of and assess the independence of an independent registered public accounting firm for us; (ii) review and approve management’s plan for engaging Teladoc’s independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of Teladoc’s independent registered public accounting firm; (iii) review our annual financial statements and other financial reports which require review and/or approval by the Board; (iv) oversee the integrity of our financial statements and our systems of disclosure controls and internal control over financial reporting and our compliance with legal and regulatory requirements; (v) review the scope of audit plans of our independent registered public accounting firm and the results of its audit; (vi) evaluate the performance of our independent registered public accounting firm; (vii) review our earnings releases; (viii) review all related-party transactions for potential conflicts of interest and approve all such transactions; and (ix) review and evaluate Teladoc’s risk management plans, including relating specifically to information technology security and data privacy compliance.  Mr. Shedlarz is Chairman of the Audit Committee. Messrs. Goldstein, Mawhinney and Outland are members of the Audit Committee.

Compensation Committee. The principal functions of the Compensation Committee are to: (i) review and approve corporate goals and objectives relative to the compensation of our President and Chief Executive Officer; (ii) evaluate the performance of our President and Chief Executive Officer in light of such corporate goals and objectives and determine his compensation; (iii) review and approve the compensation of our other senior officers; (iii) review and establish our overall management compensation, philosophy and policy; (iv) administer and oversee the Incentive Award Plan, the Teladoc, Inc. 2015 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and the Teladoc, Inc. 2017 Employment Inducement Incentive Award Plan (the “Inducement Plan”); (v) evaluate and assess potential and current compensation advisors in accordance with the applicable independence standards set by the NYSE; (vi) retain and approve the compensation of any compensation advisor; (vii) review and approve our policies and procedures for equity-based incentive awards; (viii) review and make recommendations to the Board concerning our director compensation; and (ix) ratify the report required by the rules of the SEC to be included in our annual proxy statement. Mr. McKinley is Chairman of the Compensation Committee. Messrs. Multani, Shedlarz and Snow are members of the Compensation Committee.

The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors (independent or otherwise) to assist in carrying out its responsibilities and may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The compensation committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

In 2016, the Compensation Committee engaged Radford, a compensation consulting firm, to assess and make recommendations with respect to the amount and types of compensation to provide our executives and directors. Radford reported directly to the Compensation Committee; however, our Chief Executive Officer consulted with Radford with respect to its assessments of the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee reviewed compensation assessments provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss compensation of our executive officers, including the Chief Executive Officer, and to receive input and advice. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and does not believe Radford’s work in 2016 raised a conflict of interest.

Nominating and Corporate Governance Committee. The principal functions of the Nominating and Corporate Governance Committee are to: (i) develop and recommend to the Board criteria for Board and committee membership; (ii) establish procedures for identifying and evaluating director candidates, including nominees recommended by stockholders; (iii) identify individuals qualified to become Teladoc directors; (iv) recommend to the Board nominees for election as directors and to each of the Board’s committees; (v) oversee the annual evaluation of the Board and its committees; (vi) review and discuss with the Board corporate succession plans for our President and Chief Executive Officer and for other key officers; and (vi) oversee the development and administration of our Corporate Governance Guidelines. Mr. Snow is Chairman of the Nominating and Corporate Governance Committee. Dr. Frist, Mr. Goldstein and Mr. Paulus are members of the Nominating and Corporate Governance Committee.

Quality of Care and Patient Safety Committee. The Quality of Care and Patient Safety Committee is governed by a written charter adopted in April 2016. The Quality of Care and Patient Safety Committee assists the Board in fulfilling its oversight responsibilities relating to the review of our policies and procedures relating to the delivery of quality medical care to our members. The Quality of Care and Patient Safety Committee maintains communication between the Board and the senior officers with management responsibility for medical care and reviews matters concerning or relating to the quality of medical care delivered to our members, efforts to advance the quality of medical care provided and patient safety. Dr. Frist is Chairman of the Quality of Care and Patient Safety Committee. Messrs. Felsenthal and Paulus and Ms. Darling are members of the Quality of Care and Patient Safety Committee.

Board Role in Risk Oversight

The Board administers its risk oversight function directly and through the Audit Committee. The Board and the Audit Committee regularly discuss with management, and the Company’s independent auditors, our major risk exposures, their potential financial impact on Teladoc and the steps we take to manage these risks.

In general, management is responsible for the day-to-day management of the risks Teladoc faces, while the Board, acting as a whole and through the Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management attends the regular meetings of the Board and is available to address questions and concerns raised by the Board on risk management-related and other matters. This combination provides us with the focus, scope, expertise and continuous attention necessary for effective risk management.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, cybersecurity and compliance with legal and regulatory requirements. In addition, the Audit Committee discusses policies with respect to risk assessment and risk management with management and the independent auditors.

The Audit Committee assists the Board with oversight of risk management by reviewing the Company’s financial statements and meeting with the Company’s independent auditors at regularly scheduled meetings of the Audit Committee, to review their reports on the adequacy and effectiveness of our internal control systems and discusses with management the Company’s major financial risks and exposures and the steps management has taken to monitor and control such risks and exposures.

In addition, our Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs, and retains outside compensation and legal experts for that purpose. In establishing and reviewing our compensation philosophy and programs, we consider whether such programs encourage unnecessary or excessive risk taking. We believe that our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Our Nominating and Corporate Governance Committee also assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with the organization, membership and structure of the Board, succession planning for our directors and corporate governance. Our Quality of Care and Patient Safety Committee does so with respect to the management of risks associated with the quality of medical care delivered to our members, efforts to advance the quality of medical care provided and patient safety.

Classified Board of Directors

Our Certificate and our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of the Board. Immediately prior to the Annual Meeting, our Board will consist of 12 members. Historically, our Board has been divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class II directors expires at the Annual Meeting. The term of the Class III directors expires at the 2018 annual meeting and the term of the Class I directors expires at the 2019 annual meeting. After the initial terms expire, directors are expected to be elected to hold office for a three-year term or until the election and qualification of their successors in office. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the directors. The classes are as follows:

•	Class I directors: Messrs. Gorevic, Outland, Paulus and Shedlarz
•	Class II directors: Messrs. Felsenthal, Mawhinney, McKinley and Multani
•	Class III directors: Ms. Darling, Mr. Goldstein, Dr. Frist and Mr. Snow

As described in Subproposal 1(b), our Board approved an amendment to our Certificate to eliminate the classified Board and recommended that the amendment be submitted to the stockholders for approval. If Subproposal 1(b) is approved, in order to make the declassification of the Board effective at this Annual Meeting under Delaware law, each member of our Board whose term does not expire at this Annual Meeting will resign, effective upon stockholder approval of Subproposal 1(b) and the filing of a certificate of amendment to our Certificate with the Secretary of State of the State of Delaware. All directors (with the exception of Messrs. Felsenthal and Outland) will then stand for election to a one-year term. If Subproposal 1(b) is not approved, we will continue to have a staggered board and the Class II directors will stand for election to a three-year term expiring at the 2020 annual meeting of stockholders.

Identifying and Evaluating Director-Nominees

The Board is responsible for selecting its own members. It delegates the selection and nomination process to its Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director-nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or current directors or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. All directors appointed to the Board since the 2016 annual meeting were identified and recommended by sitting members of the Board.

Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director-nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as director-nominees for election to the Board.

When assessing director candidates, the Nominating and Corporate Governance Committee will consider such nominee’s qualifications, skills and attributes, including depth and breadth of professional experience and independence. Such nominee must, at a minimum, have demonstrated exceptional ability and judgment and, to the extent it can be ascertained, be of the highest personal and professional integrity. The Nominating and Governance Committee does not have a formal policy with respect to diversity. However, the Board seeks to have a Board that reflects an appropriate balance of knowledge, experience, skills, expertise and diversity, as applicable to our industry. The Board assesses its achievement of diversity through the review of Board composition as part of the Board’s annual self-assessment process.

Stockholders may submit recommendations for director candidates to the Nominating and Corporate Governance Committee by sending the individual’s name and qualifications to our corporate secretary at Teladoc, Inc., 2 Manhattanville Road, Suite 203, Purchase, New York 10577, who will forward all recommendations to the Committee. The Nominating and Corporate Governance Committee will evaluate any candidate recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management. The Nominating and Corporate Governance Committee has full discretion in considering all nominations to the Board. Alternatively, stockholders who would like to nominate a candidate for director (in lieu of making a recommendation to the Nominating and Corporate Governance Committee) must comply with the requirements described in this proxy statement and our Bylaws. See “Additional Information—Procedures for Submitting Stockholder Proposals.”

Stock Ownership Guidelines

The Company encourages its executive officers and directors to purchase shares of Teladoc’s common stock and to maintain a minimum ownership level during his or her tenure to foster alignment with our investing stockholders. To reinforce this objective, in early 2017 we adopted minimum stock ownership guidelines for our Chief Executive Officer, our Chief Operating Officer, certain other executive officers and all of our non-management directors. Pursuant to those guidelines, our Chief Executive Officer, our Chief Operating Officer and certain other executive officers must hold a number of shares of Teladoc’s common stock equal to three, two and one times such executive officer’s base salary, respectively, and our non-management directors must hold a number of shares of Teladoc’s common stock equal to three times the annual cash retainer paid to such non-management directors for board service. Our executive officers and non-management directors subject to the ownership guidelines must be in compliance with this policy by the later of February 23, 2022 or five years after they become an executive officer or non-management director of Teladoc, as applicable.

Insider Trading Policy

We maintain an Insider Trading Compliance Policy that applies to all securities issued by the Company, including common stock, options to purchase shares of common stock, preferred stock and any other type of security that the Company may issue or that relates to the Company’s securities. Company officers, directors and employees are prohibited from engaging in hedging transactions, including purchasing Teladoc stock on margin or engaging in transactions in puts, calls or other derivative securities designed to hedge or offset any decrease in the market value of Teladoc’s equity securities. Additionally, our Incentive Award Plan and Inducement Plan prohibit the pledging of awards granted under the respective plan.

Communications with Directors

You may communicate directly with any member or committee of the Board by writing to: Teladoc Board of Directors, c/o Corporate Secretary, 2 Manhattanville Road, Suite 203, Purchase, New York 10577. Please specify to whom your letter should be directed. Our corporate secretary will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in his opinion, deals with the functions of the Board or its committees or that he otherwise determines requires the attention of any member, group or committee of the Board. Board members may, at any time, review a log of all correspondence received by Teladoc that is addressed to Board members and request copies of any such correspondence.

Interested parties who wish to communicate with non-management Teladoc directors, or with the presiding director of the Board’s executive sessions, may do so by writing to Teladoc Board of Directors, c/o Corporate Secretary, Attn: Non-management Directors or the Presiding Director for executive sessions, as applicable, 2 Manhattanville Road, Suite 203, Purchase, New York 10577. All such mail received will first be opened and screened for security purposes.

DIRECTOR COMPENSATION

The following table provides information for the year ended December 31, 2016 regarding all compensation awarded to, earned by or paid to each person who served as a non-employee member of our Board during some portion of that year.  Mr. Gorevic, who is also our President and Chief Executive Officer, received no compensation for his service as a director. Refer to “Executive Compensation––2016 Summary Compensation Table” and the narrative description thereto for information regarding Mr. Gorevic’s compensation from us during 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Ms. Helen Darling (2)	$12,363	$202,831	$215,194
Mr. Martin R. Felsenthal	$45,750	$125,332	$171,082
William H. Frist, M.D.	$52,250	$125,332	$177,582
Mr. Michael Goldstein	$62,250	$125,332	$187,582
Mr. Thomas Mawhinney	$40,750	$125,332	$166,082
Mr. Thomas G. McKinley	$50,000	$125,332	$175,332
Mr. Dana G. Mead, Jr. (3).	$45,000	$125,332	$170,332
Mr. Arneek Multani	$45,000	$125,332	$170,332
Mr. James Outland	$50,000	$125,332	$175,332
Mr. David Shedlarz (2)	$1,345	$209,479	$210,824
Mr. David B. Snow, Jr.	$77,500	$125,332	$202,832

(1)

Represents the aggregate grant date fair value of stock options granted during the year referenced, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For additional information about these awards, please see Note 13 to Teladoc’s audited consolidated financial statements included in Teladoc’s Annual Report on Form 10‑K for the year ended December 31, 2016, that was filed with the SEC on March 1, 2017. The table below shows the number of option awards (vested and unvested) and stock awards held as of December 31, 2016 by each of our directors who are not named executive officers:

Name	Stock Options (#)	Stock Awards (#)
Ms. Helen Darling	21,180	—
Mr. Martin R. Felsenthal	40,322	—
William H. Frist, M.D.	109,879	—
Mr. Michael Goldstein	109,879	—
Mr. Thomas Mawhinney	40,322	—
Mr. Thomas G. McKinley	40,322	—
Mr. Dana G. Mead, Jr.	40,322	—
Mr. Arneek Multani	40,322	—
Mr. James Outland	40,322	—
Mr. David Shedlarz	28,820	—
Mr. David B. Snow, Jr.	123,878	—

(2)	Ms. Darling and Mr. Shedlarz joined our Board effective on June 22, 2016 and September 19, 2016, respectively.
(3)	Mr. Mead departed our Board effective as of December 31, 2016.

Non-Employee Director Compensation Policy

The Board’s non-employee director compensation policy is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high-caliber, non-employee directors. The policy is reviewed and revised annually by the Compensation Committee and the full Board with reference to the policies of each of the members of a peer group of similar companies selected by the Compensation Committee in consultation with its outside advisor. Under the policy, all non-employee directors are paid cash compensation as set forth below. Annual retainers for non-employee members of our Board are in addition to the annual retainers for chairpersons and members of the committees of our Board. Cash retainers are prorated for a partial year of service. In addition to the amounts set forth below, on the date of the Annual Meeting, each continuing non-employee director who has served on the Board for the previous six months receives an option to purchase shares of our common stock with a value, determined using the Black-Scholes options pricing model that we used most recently (relative to the date of the award) in preparing the consolidated financial statements for the quarterly reports we file with the SEC, equal to $140,000. Each non-employee director who is initially elected or appointed to the Board after June 22, 2016 receives an option to purchase shares of our common stock with a value, determined using the Black-Scholes options pricing model that we used most recently (relative to the date of the award) in preparing the consolidated financial statements for the quarterly reports we file with the SEC, equal to $210,000.

•    All non-employee directors: $40,000

•    Chairman of the Board: $20,000

•    Audit Committee Chairman: $20,000

•    Audit Committee Member: $10,000

•    Chairman of Nominating and Corporate Governance Committee: $7,500

•    Nominating and Corporate Governance Committee Member: $3,000

•   Chairman of the Compensation Committee: $10,000

•   Compensation Committee Member: $5,000

•   Chairman of the Quality of Care and Patient Safety Committee: $10,000

•   Quality of Care and Patient Safety Committee Member: $5,000

In March 2017, the Board approved certain changes to our non-employee director compensation policy. As a result, effective March 21, 2017,  (i) the annual retainer for the Chairman of our Board was increased from $20,000 to $30,000 and (ii) the non-employee director compensation policy was revised to clarify that a portion of the option awards provided to non-employee directors thereunder may, at the election of the Board, instead be paid in restricted stock units of equivalent value.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Procedures for Approval of Related-Party Transactions

The Board reviews and approves transactions with directors, officers and holders of 5% or more of our capital stock and their affiliates, each of whom we refer to as a “related party.” We have adopted a written Related-Party Transaction Policy that governs the review of related-party transactions. Pursuant to this policy, the Audit Committee reviews the material facts of all related-party transactions. The Audit Committee takes into account, among other factors that it deems appropriate, whether the related-party transaction is on terms no less favorable to us than terms generally available in a transaction with an unrelated third party under the same or similar circumstances and the extent of the related party’s interest in the related-party transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction are disclosed to the stockholders, who must approve the transaction in good faith. Pursuant to the policy, no director may participate in any approval of a related-party transaction to which he or she is a related party. The Audit Committee, as applicable, will then, in its sole discretion, either approve or disapprove the transaction.

Certain types of transactions, which would otherwise require individual review, have been pre-approved by the Audit Committee. These types of transactions include, for example, compensation to an officer where such compensation is required to be disclosed in our proxy statement and transactions where the interest of the related party arises only by way of a directorship or minority stake in another organization that is a party to the transaction. Additionally, pursuant to the terms of our related-party transaction policy, all related-party transactions are required to be disclosed in our applicable filings as required by the Securities Act of 1933, as amended, and the Exchange Act and related rules. Furthermore, any material related-party transactions are required to be disclosed to the full Board. We have established internal policies relating to disclosure controls and procedures, which include policies relating to the reporting of related-party transactions that must be pre-approved under our Related-Party Transaction Policy.

During 2016, there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party for which the amount involved exceeds or will exceed $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Compensation Committee Interlocks and Insider Participation

During 2016, Messrs. McKinley, Multani and Shedlarz served as members of the Compensation Committee. No member of the Compensation Committee was an employee or officer of Teladoc during 2016, is a former officer of Teladoc, or had any other relationship with us requiring disclosure herein.

During the last fiscal year, none of our executive officers served as: (1) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (2) a director of another entity, one of whose executive officers served on our Compensation Committee; or (3) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Board.

PROPOSAL 1 – APPROVAL OF AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

After careful consideration and upon the recommendation of the Nominating and Corporate Governance Committee, our Board voted to approve, and to recommend to our stockholders that they approve, amendments to our Certificate to:

(a)	increase the total authorized shares of common stock from 75,000,000 shares to 100,000,000 shares;
(b)	eliminate the classified structure of the Board;
(c)	eliminate the supermajority voting requirement for stockholders to remove a director from office and replace it with a majority vote requirement;
(d)	eliminate the supermajority voting requirement for amendments to certain provisions of our Certificate and replace it with a majority vote requirement; and
(e)	eliminate the supermajority voting requirement for the amendment of our Bylaws and replace it with a majority vote requirement.

If the proposed amendments are approved by our stockholders, they will become effective upon the filing of a certificate of amendment to our Certificate with the Secretary of State of the State of Delaware, which we will do promptly after the Annual Meeting. The Board will approve any corresponding changes to our Bylaws. Our Board reserves the right, at any time prior to the effectiveness of the filing of the proposed certificate of amendment, to abandon the proposed amendments.

Because we consider Subproposals 1(b), 1(c), 1(d) or 1(e) to be interrelated, the approval of each of those Subproposals is conditioned on the approval of the others. Accordingly, if any of Subproposals 1(b), 1(c), 1(d) or 1(e) does not receive the required level of stockholder approval, none of the amendments proposed thereby will be made and the Company’s current Certificate and Bylaws will remain in place with respect to such provisions.

The full text of the proposed amendments to our Certificate is set forth in Appendix A to this proxy statement. The general description of provisions of our Certificate and the proposed amendments set forth herein are qualified in their entirety by reference to the text of Appendix A.

Vote Required

With respect to Subproposal 1(a) below, the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the meeting is required to approve the Subproposal. With respect to Subproposals 1(b), 1(c), 1(d) and 1(e) below, the affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote at the meeting is required to approve each Subproposal. Abstentions will have the same effect as shares voted against each Subproposal. For the approval of each Subproposal, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting on the Subproposal.

Subproposal 1(a) – Increase Number of Shares of Authorized Common Stock

General

Our Certificate currently authorizes the issuance of up to 75,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of March 31, 2017, 54,359,434 shares of common stock were issued and outstanding, 9,258,226 shares of common stock were reserved for issuance upon the exercise of outstanding options granted under our existing stock plans, 158,112 shares of common stock were reserved for issuance under the Incentive Award Plan, 551,641 shares of common stock were reserved for issuance under the Employee Stock Purchase Plan and 512,000 shares of common stock were reserved for issuance under the Inducement Plan, leaving 10,160,587 shares of common stock unissued and unreserved. As of March 31, 2017, we had no shares of preferred stock issued and outstanding.

In order to ensure sufficient shares of common stock will be available for issuance by us, the Board has approved, subject to stockholder approval, an amendment to the Certificate that increases the number of shares of such common stock authorized for issuance from 75,000,000 to 100,000,000. If the proposed amendment is approved, 25,000,000 additional shares of common stock would be authorized but unissued and unreserved, resulting in a total of 35,160,587 shares of common stock available for future issuance.

Purpose of the Amendment

We desire to authorize additional shares of common stock to ensure that enough shares will be available in the event the Board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets, (iii) provide equity incentives to employees and officers, (iv) permit future stock splits in the form of stock dividends or (v) satisfy other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. The Company has no immediate plans, arrangements, commitments or understandings with respect to issuance of any of the additional shares of common stock that would be authorized by the proposed amendment. However, the Board believes that the currently available number of unissued and unreserved shares is not sufficient to meet corporate needs in the future, including in connection with potential strategic acquisitions as we have made in the past.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock presently outstanding. Our stockholders do not have preemptive rights with respect to our common stock and the Board has no plans to grant such rights with respect to any such shares. Accordingly, should the Board elect to issue additional shares of our common stock, existing stockholders would not have any preferential rights to purchase the shares.

Potential Effects of the Amendment

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the NYSE. For example, the rules of the NYSE require that we obtain stockholder approval prior to the issuance of shares of common stock in a private financing at a price less than the greater of the book value or market value of our common stock, where the total number of shares that may be issued pursuant to such transactions exceeds 20% of the outstanding common stock prior to issuance. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

In addition, the availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The amendment is not presently intended for the purposes of effecting an anti-takeover device and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices, and the Board currently has no present intention of proposing anti-takeover measures in the near future.

If the proposed amendment is not approved by our stockholders, it may impede the Company’s ability to raise capital should the need arise, and may cause the loss of significant business opportunities, which could adversely affect our financial performance, growth and ability to continue our operations.

Subproposal 1(b) – Declassify the Board of Directors

General

We are asking you to approve an amendment to our Certificate to eliminate the classified structure of our Board. If you approve this amendment, all directors elected by the stockholders at and after the Annual Meeting will be elected for one-year terms.

The Certificate currently divides the Board into three classes, with directors of each class being elected to serve three-year terms. This creates the staggered, or “classified,” board structure that we have used since becoming an independent, publicly traded company in 2015. Under this structure, only one class of directors, constituting approximately one-third of the Board, is considered for election each year.

The proposed amendment would modify Article Eighth of the Certificate to eliminate our Board’s classified structure. If the amendment is adopted, then effective immediately upon such proposal, all of our Class I and Class III directors will resign, and all of the resigning directors (with the exception of Mr. Outland) will be nominated to stand for election to a one-year term expiring at our 2018 annual meeting, along with all of our Class II directors (with the exception of Mr. Felsenthal), whose term already expires at this Annual Meeting, and who have also been nominated to stand for election to a one-year term expiring at our 2018 annual meeting. As a result, assuming the proposed amendment is approved, at this Annual Meeting and at subsequent annual meetings, absent future changes to our board election procedures, all of our directors would be subject to election to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

Consistent with Delaware law for corporations having classified boards, the Certificate currently provides that directors may be removed from office only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of our Company entitled to vote thereon. In December 2015, the Delaware Court of Chancery held that if a Delaware corporation has neither a classified board of directors nor cumulative voting in the election of directors, provisions of such a corporation’s certificate of incorporation and bylaws providing that directors may be removed “only for cause” are contrary to the General Corporation Law of the State of Delaware and are therefore invalid and unenforceable. The amendment provides that directors may be removed with or without cause in order to conform the Certificate to the requirement of Delaware law, as interpreted by this ruling.

Purpose of the Amendment

In making its determination, the Board considered arguments in favor of and against continuation of the classified board and determined that it is in the Company’s best interests to propose to declassify its Board. In its review, the Board considered the advantages of maintaining the classified Board structure, including that a classified Board structure promotes Board continuity and stability and encourages a long-term perspective by company management, because a majority of directors will always have experience as directors of the Company. Classified boards also provide protection against certain abusive takeover tactics and more time to solicit higher bids in a hostile takeover situation because it is more difficult to change a majority of directors on the board in a single year. While the Board continues to believe that these are important considerations, the Board also considered potential advantages of declassification, including the ability of stockholders to evaluate directors annually. Annually elected boards are perceived by many institutional stockholders as increasing the accountability of directors to such stockholders. After carefully weighing all of these considerations, the Board approved the proposed amendment to the Certificate and recommended that the stockholders adopt these amendments by voting in favor of this proposal.

If our stockholders do not approve this proposal, our directors will continue to be elected in three classes with staggered three-year terms and provisions of our Certificate relating to the removal of directors only for cause will not be amended.

Subproposal 1(c) – Eliminate Supermajority Voting Requirement for Removal of Directors

General

Our Certificate currently provides that directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon. In connection with the proposed declassification of the Board (and the related elimination of the “only for cause” director-removal standard), we are asking you to approve an amendment to our Certificate, the effect of which would be to replace the supermajority voting requirement for the removal of directors from office with a majority vote standard.

Purpose of the Amendment

After evaluation, the Board has determined that, in light of the proposed declassification of the Board (and the related elimination of the “only for cause” director-removal standard), it is in the best interests of stockholders to replace the supermajority voting requirement for removal of directors from office with a majority vote standard. While the current supermajority voting requirement imposed by the Certificate is designed to ensure that interests of all stockholders are fully protected, the Board recognizes that there are different perspectives on this matter and compelling arguments for the elimination of the supermajority voting requirement, including increasing the accountability of directors to stockholders. After carefully weighing all of these considerations, the Board approved the proposed amendment to the Certificate and recommended that the stockholders adopt the amendment by voting in favor of this proposal.

If our stockholders do not approve this proposal, removal of directors from office will continue to require the affirmative vote of two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.

Subproposal 1(d) – Eliminate Supermajority Voting Requirement for Amendment of Certain Provisions of Our Certificate

General

We are asking you to approve an amendment to our Certificate, the effect of which would be to eliminate supermajority voting requirements for approval of amendments to certain provisions of our Certificate. The Certificate currently requires the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon to amend or repeal, or to adopt any provision inconsistent with, the following provisions of our Certificate:

•	provisions governing amendments to the Bylaws (Article Sixth);
•	provisions related to the size of the Board and the nomination, election, appointment and removal of directors from the Board (Article Eighth);
•	provisions which prohibit stockholder action by written consent (Article Ninth);
•	provisions related to the ability to call special meetings of the stockholders (Article Tenth); and
•	provisions related to forum selection (Article Eleventh).

If the proposed amendment is approved and adopted by the stockholders, the relevant voting requirement to approve amendments to such provisions of our Certificate in the future would be a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.

Purpose of the Amendment

After evaluation, the Board has determined that, while the current supermajority voting requirements imposed by the Certificate are designed to ensure that interests of all stockholders are fully protected, the Board recognizes that there are different perspectives on this matter and compelling arguments for the elimination of supermajority voting requirements to amend a company’s charter, including growing sentiment that the elimination of such a provision provides stockholders greater ability to participate in the corporate governance of a company. The Board has also determined that an increasing number of companies are beginning to view such a voting requirement as overly burdensome. After carefully weighing all of these considerations, the Board approved the proposed amendment to the Certificate and recommended that the stockholders adopt these amendments by voting in favor of this proposal.

If our stockholders do not approve this proposal, amendment or repeal of the provisions of our Certificate referenced above will continue to require the approval of two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.

Subproposal 1(e) – Eliminate Supermajority Voting Requirement for Amendment of Our Bylaws

General

We are asking you to approve an amendment to our Certificate, the effect of which would be to eliminate the supermajority voting requirement to amend, alter or repeal our Bylaws.

The Certificate currently provides that stockholders may not amend, alter or repeal our Bylaws, or adopt any provision inconsistent therewith, unless such action is approved by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon. If the proposed amendment is approved and adopted by the stockholders, the relevant voting requirement to amend, alter or repeal the Bylaws in the future would be a majority in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.

Purpose of the Amendment

After evaluation, the Board has determined that while the current voting requirement imposed by the Certificate is designed to ensure that interests of all stockholders are fully protected, the Board recognizes that there are different perspectives on this matter and compelling arguments for the elimination of supermajority voting requirements to amend a company’s bylaws, including growing sentiment that the elimination of such a provision provides stockholders greater ability to participate in the corporate governance of a company. The Board has also determined that an increasing number of companies are beginning to view such a voting requirement as overly burdensome. After carefully weighing all of these considerations, the Board approved the proposed amendment to the Certificate and recommended that the stockholders adopt these amendments by voting in favor of this proposal.

If our stockholders do not approve this proposal, amendment, alteration or repeal of provisions of our Bylaws will continue to require the approval of two-thirds in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF EACH OF THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.

PROPOSAL 2 – ELECTION OF DIRECTORS

General

Our Certificate and our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of the Board. Immediately prior to the Annual Meeting, our Board will consist of 12 members. Historically, our Board has been divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class II directors expires at the Annual Meeting. The term of the Class III directors expires at the 2018 annual meeting and the term of the Class I directors expires at the 2019 annual meeting. After the initial terms expire, directors are expected to be elected to hold office for a three-year term or until the election and qualification of their successors in office.

Declassification Proposal

As described in Subproposal 1(b) above, our Board approved an amendment to our Certificate to eliminate the classified Board and recommended that the amendment be submitted to the stockholders for approval. If Subproposal 1(b) is approved, in order to make the declassification of the Board effective at this Annual Meeting under Delaware law, each member of our Board whose term does not expire at this Annual Meeting will resign, effective upon stockholder approval of Subproposal 1(b) and the filing of a certificate of amendment to our Certificate with the Secretary of State of the State of Delaware. All directors (with the exception of Messrs. Felsenthal and Outland) will then stand for election to a one-year term. If Subproposal 1(b) is not approved, we will continue to have a staggered board and the directors whose terms expire at this Annual Meeting, Messrs. Mawhinney, McKinley and Multani (but not Mr. Felsenthal), will stand for election to a three-year term expiring at the 2020 annual meeting of stockholders.

Director-Nominees

If Subproposal 1(b) is approved, our Board will be declassified and each of the ten directors elected at this Annual Meeting will serve for a one-year term expiring at the 2018 annual meeting and until their respective successors have been duly elected and qualified. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Helen Darling, William H. Frist, M.D., Michael Goldstein, Jason Gorevic, Thomas Mawhinney, Thomas G. McKinley, Arneek Multani, Kenneth H. Paulus, David Shedlarz and David B. Snow, Jr. for election to the board for a one-year term.

In the event Subproposal 1(b) is not approved, our Board will remain classified and each Class I and Class III director (other than Mr. Outland) will continue to serve three-year terms. Upon the recommendation of the Nominating Committee, the board has nominated Messrs. Mawhinney, McKinley and Multani for election to the Board for a three-year term, in the event Subproposal 1(b) is not approved.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the director-nominees as directors. This means that the nominees will be elected if they receive more affirmative votes than any other person.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR-NOMINEES.

NOMINEES FOR ELECTION TO THE BOARD

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications

Helen Darling 2016	75

Ms. Darling became a member of our Board in June 2016. Ms. Darling is currently Strategic Advisor on Health Benefits and Health Care to the National Business Group on Health, a national nonprofit, membership organization devoted exclusively to providing practical solutions to its employer-members’ most important health care problems and representing larges employers’ perspectives on national health policy issues; from 2001 to May 1, 2014, she was President and CEO of this group. Ms. Darling is a board member and former Chair of the National Quality Forum, an independent, nonprofit organization that brings together leaders and experts to improve healthcare quality and safety through measurement; from January 2016 until February 2017, she was Interim President and CEO of this organization. Ms. Darling is a director of the Congressionally created Reagan-Udall Foundation, which supports the mission of the FDA.   Ms. Darling participates on: the Committee on Performance Measurement of the National Committee for Quality Assurance (co-chair for 10 years); the Medical Advisory Panel, Center for Clinical Effectiveness, Blue Cross Blue Shield Association; Advisory Boards for the Peterson Foundation and GE’s healthymagination.

Becker’s Hospital Review named Ms. Darling one of the 60 Most Powerful People in health care in 2016.  For several years, she was named one of the 100 Most Influential People in Health Care, by Modern Healthcare and One of the Top 25 Women in Health Care. She was given NCQA’s Health Quality Leader Award (2012); the President’s Award by the American College of Occupational and Environmental Medicine (2010); WorldatWork's Keystone Award, its highest honor for sustained contributions to the field of human resources and benefits (2009). She was given a lifetime appointment in 2003 as a National Associate of the National Academy of Sciences for her work for the Institute of Medicine.

Previously, Ms. Darling directed the purchasing of health benefits and disability at Xerox Corporation. She was a principal at William W. Mercer and practice leader at Watson Wyatt. Earlier in her career, she was Health LA for Senator David Durenberger, on the Health Subcommittee of the Senate Finance Committee. She directed three studies at the Institute of Medicine. Ms. Darling received a master’s degree in demography/sociology and a bachelor of science degree, cum laude, from the University of Memphis.  Our Board has concluded that Ms. Darling should serve as a director because of her executive leadership experience and her extensive background in the healthcare industry.

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications
William H. Frist, M.D. 2014	65

Dr. Frist became a member of our Board in September 2014. Since 2007, Dr. Frist has served as a Partner in Cressey & Company, a private equity firm focused exclusively on investing in and building leading healthcare businesses. He is Chairman of the Cressey Distinguished Executive Council. As a U.S. Senator, Dr. Frist represented Tennessee for 12 years where he served on both the Finance and HELP committees responsible for writing all health legislation. He served as U.S. Senate Majority Leader from 2003 to 2006. Prior to the Senate, Dr. Frist spent 20 years in clinical medicine, completing surgical training at Harvard’s Massachusetts General Hospital and Stanford, and he subsequently founded the Vanderbilt Multi-Organ Transplant Center. Dr. Frist serves as an adjunct professor of Cardiac Surgery at Vanderbilt University and Clinical Professor of Surgery at Meharry Medical College. His previous board service includes Princeton University, the Smithsonian Institution and the Clinton Bush Haiti Fund. Dr. Frist currently serves as a director of the publicly held companies Select Medical and AECOM, and serves on AECOM’s audit committee. In addition, he serves on the boards of Unitek, Aegis, Aspire, MDSave, Cognosante and Accolade. He previously served as a director of URS Corporation from November 2009 to 2014, and on the board of Third National Bank from 1990 to 1994. He is chairman of Hope Through Healing Hands, a nonprofit that focuses on maternal and child health, and SCORE, a collaborative K–12 education reform organization. His current board services include the Robert Wood Johnson Foundation, Kaiser Family Foundation, Harvard Medical School Board of Fellows, Partnership for a Healthier America campaign to fight childhood obesity and the Nashville Health Center Care Council. He is a Senior Fellow at the Bipartisan Policy Center, where he is co-leader of the Health Project. Dr. Frist earned his B.A. from Princeton University and M.D. from Harvard Medical School. Our Board has concluded that Doctor Frist should serve as a director because of his significant directorship experience and his broad experience in the healthcare industry.

Michael Goldstein 2015	75

Mr. Goldstein became a member of our Board in February 2015. Mr. Goldstein was employed by Ernst & Young (and its predecessor firms) from 1963 to 1979, including six years as an audit partner. Mr. Goldstein served as Chairman of Toys “R” Us, Inc. from 1998 to 2001, Chief Executive Officer from 1999 to 2000, Vice Chairman and Chief Executive Officer from 1994 to 1998 and Chief Financial Officer from 1983 to 1994. Mr. Goldstein has been a director of BioScrip, Inc. since 2015 and is chairman of the audit committee and a member of the governance, compliance and nominating committee and corporate strategy committee. Mr. Goldman was also a director and chairman of the audit committee of Pacific Sunwear of California, Inc. from 2004 to 2016. Mr. Goldstein is on the boards of two non- public companies: RiHappy, the largest Brazilian toy retailer; and Bank Leumi-USA. He is also a Global Senior Advisor of Jefferies, Inc. Mr. Goldstein is a board member and former Chairman of the Board of the 92nd Street Y and serves on the board of Rosie’s Theater Kids. He is Chairman of the Northside Center for Child Development. Mr. Goldstein served on the boards of the following public companies within the last five years: Charming Shoppes, Inc., from 2008 to 2012; 4 Kids Entertainment, Inc. from 2002 to 2012 and Medco Health Solutions, Inc. from 2005 to 2012. A magna cum laude graduate of Queens College with a B.S. in Economics, Mr. Goldstein was the recipient of the Haskins Gold Medal for achieving the highest score in the CPA examination in the State of New York. Our Board believes Mr. Goldstein is qualified to serve as a director due to his experience and governance leadership roles on the boards of various other public companies, as well as his extensive background in finance, both as an audit partner and as a finance executive and chief executive officer of a large public corporation.

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications
Jason Gorevic 2009	45

Mr. Gorevic has been our President and Chief Executive Officer and a member of our Board since June 2009. Prior to joining Teladoc, Mr. Gorevic worked in various capacities at WellPoint, Inc., including President of Empire BlueCross BlueShield and Senior Vice President and Chief Marketing and Product Officer. From 2002 to 2005, Mr. Gorevic was a member of Empire BlueCross BlueShield’s leadership team, as Chief Sales and Marketing Officer. From July 2000 to December 2001, Mr. Gorevic served as Chief Executive Officer of Gemfinity, an electronic marketplace and purchasing aggregator that he founded. From July 1999 to July 2000, he served as General Manager of Business Messaging at Mail.com, Inc., a provider of Internet messaging services, and from April 1998 to June 1999, he served as Mail.com’s Vice President of Operations. From 1993 to 1998, Mr. Gorevic worked at Oxford Health Plans, Inc. and held a variety of positions in marketing, medical management and operations, as well as Director of Service Strategy. Mr. Gorevic earned a B.A. in international relations from the University of Pennsylvania. Our Board has concluded that Mr. Gorevic should serve as a director because of his leadership role with Teladoc and because of his broad experience in the healthcare industry.

Thomas Mawhinney 2014	48

Mr. Mawhinney became a member of our Board in September 2014. He is currently a General Partner of Icon Ventures, a technology venture capital firm, having joined the firm in 2003. Before joining Icon, Mr. Mawhinney was with Canaan Partners, an early stage venture capital firm with $2 billion under management, from 2001 to 2003. As an entrepreneur, Mr. Mawhinney co-founded and spent five years as President and Chief Operating Officer of North Systems, a venture-backed software company. Prior to his time with North Systems, he developed his skills as a technology investor and entrepreneur working as a Senior Associate at Summer Partners. Mr. Mawhinney is on the boards of directors of, or otherwise actively involved with, Awarepoint, Bill.com, Huddle, Ionic Security, KIXEYE, Reputation.com, Xambala, Yodle, Area1 Security, Synack and Zephyr Health. Mr. Mawhinney graduated with honors, earning a B.A. from Harvard University, and received his M.B.A. from the Stanford University Graduate School of Business. Our Board has concluded that Mr. Mawhinney should serve as a director because of his significant directorship experience and his broad experience in the technology industry.

Thomas G. McKinley 2009	65

Mr. McKinley became a member of our Board in November 2009. Mr. McKinley is a General Partner and the West Coast Representative for Cardinal Partners, a venture-capital firm focused exclusively on healthcare investing. Prior to joining Cardinal, Mr. McKinley was the co-founder and Co-Managing Partner of Partech International. Mr. McKinley has over 35 years of investment experience. Mr. McKinley currently serves on the board of directors of lifeIMAGE, a cloud-based medical imaging sharing platform for hospitals, physicians and patients. In addition, Mr. McKinley is the founding CEO and Director of Cardinal Analytx, a software start-up spun out of Stanford University that was created to identify and target high-cost patients for early medical interventions. Mr. McKinley earned an undergraduate degree in Economics from Harvard University, an M.S. in Accounting from New York University and an M.B.A. from the Stanford University Graduate School of Business. Our Board has concluded that Mr. McKinley should serve as a director because of his significant directorship experience and his broad experience in the healthcare and technology industries.

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications
Arneek Multani 2008	43

Mr. Multani became a member of our Board in 2008. Mr. Multani is a Managing Director of Trident Capital, where he leads the firm’s Healthcare IT practice, and is a Co-Founder and Managing Director of TC Growth, a growth-equity firm spun out of Trident Capital in 2015. Prior to joining Trident in 2002, Mr. Multani was an Associate at McCown De Leeuw, a private equity firm specializing in leveraged buy-outs, where he focused on investing in the health and fitness industries. He started his career as an analyst at Morgan Stanley & Co in the Media & Telecommunications area of the Mergers & Acquisitions Group. Mr. Multani currently sits on the board of directors of Imagine Health, Arrohealth and HealthMEDX. His past directorships and observer-ships include Acclaris, Resolution Health and Profex. Mr. Multani earned a B.S. in Economics from Wharton School of Business and a B.A.S. in Systems Engineering from the Moore School of Engineering at the University of Pennsylvania. He earned his M.B.A. from the Stanford University Graduate School of Business. Our Board has concluded that Mr. Multani should serve as a director because of his broad experience in the healthcare industry and his significant core business skills, including financial and strategic planning.

Kenneth H. Paulus 2017	57

Mr. Paulus became a member of our Board in February 2017. From 2009 to 2014, Mr. Paulus was President and CEO of Allina Health, one of the nation’s largest not-for-profit integrated delivery systems. Prior to his appointment as CEO, he served as president and Chief Operating Officer of Allina Health. Before joining Allina, Mr. Paulus was the President and CEO of Atrius Health System, one of the largest integrated physician organizations in New England and a teaching and research affiliate of Harvard Medical School. He also served as the Chief Operating Officer of Boston-based Partners Community Health Care, a teaching affiliate of Harvard Medical School that includes Massachusetts General Hospital and Brigham and Women’s Hospital. Mr. Paulus is an executive advisor at Water Street Healthcare Partners, a private investment firm, and currently serves on the boards of Healthgrades and Breg. Mr. Paulus received his Masters of Healthcare Administration and Management from the University of Minnesota, and a Bachelor of Arts in biology from Augustana College. Our Board has concluded that Mr. Paulus should serve as a director because of his background serving in leadership roles in the healthcare industry.

David Shedlarz 2016	68

Mr. Shedlarz became a member of our Board in September 2016. He is the former vice chairman, executive vice president and chief financial officer of Pfizer, Inc., having had worldwide responsibility for the company’s former Medical Technology Group. During his 31‑year tenure at Pfizer, Mr. Shedlarz played a key role in shaping the strategic direction that drove the company’s impressive growth and helped establish it as an industry leader and innovator. Among his senior leadership roles were that of executive vice president beginning in 1999, and then vice chairman in 2005, serving until his retirement in 2007. Mr. Shedlarz sits on the boards of The Hershey Company, Pitney Bowes Inc. and the Teacher Insurance and Annuity Association. He holds a Master of Business Administration in finance and accounting from New York University, Leonard N. Stern School of Business, and a Bachelor of Science in economics and mathematics from Oakland/Michigan State University. Our Board has concluded that Mr. Shedlarz should serve as a director because of his deep experience in public company finance, his experience as a director of large public companies and his prior service as the chief financial officer of one of the world’s leading pharmaceutical corporations.

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications
David B. Snow, Jr. 2014	62

Mr. Snow became a member of our Board in February 2014; he became chairman of our board in December 2014. Since February 2014, Mr. Snow has served as Chairman and Chief Executive officer of Cedar Gate Technologies, Inc., a provider of analytic and information technology services to doctor and hospital organizations entering risk-based reimbursement arrangements with insurers. Until April 2012, Mr. Snow was Chairman and Chief Executive Officer of Medco Health Solutions, Inc., a leading pharmacy benefit manager. His current board service includes CareCentrix (since 2014) and Pitney Bowes, Inc. (since 2006). He formerly served as a director of Medco Health Solutions, Inc. In addition to his experience as the chief executive officer of a public company, Mr. Snow has a strong background in operations, having served in leadership positions at several companies, including WellChoice (Empire Blue Cross Blue Shield) and Oxford Health Plans. Mr. Snow earned a B.S. in Economics from Bates College and a Master’s Degree in Health Care Administration from Duke University. Our Board has concluded that Mr. Snow should serve as a director because of his broad experience in the healthcare industry and his significant core business skills, including financial and strategic planning.

PROPOSAL 3 – APPROVAL OF THE AMENDMENT AND RESTATEMENT OF

THE 2015 INCENTIVE AWARD PLAN

General

Our stockholders are being asked to approve an amendment and restatement of the Incentive Award Plan. The proposed amended and restated Incentive Award Plan is referred to herein as the “Restated Plan.” The Board approved the Restated Plan on March 21, 2017, subject to stockholder approval. The Restated Plan will become effective immediately upon stockholder approval at the Annual Meeting. If the Restated Plan is not approved by our stockholders, the Restated Plan will not become effective, the existing Incentive Award Plan will continue in full force and effect, and we may continue to grant awards under the Incentive Award Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. The Incentive Award Plan was first adopted by the Board and approved by our stockholders in June 2015 in connection with our initial public offering. As of March 31, 2017, a total of 6,386,871 shares of our common stock were reserved under the Incentive Award Plan, the aggregate number of shares of common stock subject to stock options under the Incentive Award Plan was 6,228,759, no awards other than stock options were outstanding under the Incentive Award Plan and a total of 158,112 shares of common stock remained available under the Incentive Award Plan for future awards.

Overview of Proposed Amendments

Increase in Available Shares and Change to Automatic Refresh.  As of March 31, 2017, a total of 6,386,871 shares of our common stock were reserved under the Incentive Award Plan, with a total of 158,112 shares remaining available for future awards. The Incentive Award Plan contains an “automatic refresh”  provision that allows for an annual increase in the number of shares available for issuance under the Incentive Award Plan on January 1 of each year during the ten-year term of the Incentive Award Plan, with the first increase occurring on January 1, 2016 and the final increase occurring on January 1, 2025. The annual increase in the number of shares is currently equal to the least of:

•	1,876,722 shares;
•	5% of our shares of common stock outstanding on the final day of the immediately preceding calendar year; and
•	such smaller number of shares of common stock as is determined by the Board.

The automatic increase pursuant to the refresh provision of the Incentive Award Plan on each of January 1, 2016 and January 1, 2017 was 1,876,722 shares and these increases are included in the total number of shares available for issuance under the Incentive Award Plan as of March 31, 2017, set forth above.

The Restated Plan will increase the number of shares available for issuance under the Incentive Award Plan by 800,000, such that a total of 7,234,126 shares will be reserved for issuance under the Restated Plan, with 958,112 shares initially available for future awards. The Restated Plan will also amend the automatic refresh provision of the Incentive Award Plan such that, commencing on January 1, 2018, and on each January 1  thereafter ending on and including January 1, 2021, the aggregate number of shares available for issuance under the Restated Plan will be increased by a number of shares equal to the lesser of:

•	5% of our shares of common stock outstanding on the final day of the immediately preceding calendar year; and
•	such smaller number of shares of common stock as is determined by the Board.

Unless the Restated Plan is authorized and approved by our stockholders, we believe the number of shares available for issuance under the Incentive Award Plan will be insufficient to effectively achieve the Incentive Award Plan’s purpose as a powerful incentive and retention tool for employees, directors and consultants that benefits all of our stockholders. We expect the Restated Plan will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success. Without sufficient equity awards to effectively attract, motivate and retain employees, we could be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of the Company. These cash replacement alternatives would then reduce the cash available for other important purposes, such as enhancing our operating infrastructure, supporting our business growth, responding to business challenges or opportunities, developing new applications and services, enhancing our existing solution and services and potentially acquiring complementary businesses and technologies.

No Repricings or Exchanges without Stockholder Approval. The Restated Plan amends the Incentive Award Plan to require the Company, except with respect to adjustments permitted under the Restated Plan in connection with corporate transactions, to obtain stockholder approval prior to (a) reducing the exercise price of any stock option or stock appreciation right (“SAR”) awarded under the Restated Plan or (b) cancelling a stock option or SAR at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying shares in exchange for cash or another stock option, SAR, restricted stock or other award.

Stockholder Approval Under Section 162(m) of the Code. Our stockholders are being asked to approve the Restated Plan to satisfy the stockholder approval requirements of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), and to approve the material terms of the performance goals for awards that may be granted under the Restated Plan as required under Section 162(m). In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our Chief Executive Officer or any of our other “named executive officers,” as the term is used in SEC rules (other than our Chief Financial Officer if he or she is a named executive officer by virtue of his or her role as our principal financial officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as performance-based under Section 162(m) does not count against the $1 million deduction limitation. One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our public stockholders. For purposes of Section 162(m), the material terms include (1) the employees eligible to receive compensation, (2) a description of the business criteria on which the performance goals may be based and (3) the maximum amount of compensation that can be paid to an employee under the performance goals.

The Restated Plan includes a description of the business criteria on which the performance goals may be based and amends the Incentive Award Plan to provide that (1) the maximum aggregate number of shares of our common stock with respect to which one or more awards of options or SARs may be granted under the Restated Plan to any one person during any fiscal year is 1,000,000 shares, (2) the maximum aggregate number of shares of our common stock with respect to which one or more awards of restricted stock, restricted stock units (“RSUs”) or other stock or cash based awards that are denominated in shares intended to qualify as performance-based compensation under Section 162(m) may be granted under the Restated Plan to any one person during any fiscal year is 1,000,000 shares and (3) the maximum amount of cash that may be paid to any one person during any fiscal year with respect to one or more awards under the Restated Plan, payable in cash and not denominated in shares, is $5,000,000. The foregoing share numbers may be adjusted to take into account equity restructurings and certain other corporate transactions.

Stockholder approval of this Proposal 3 is intended to constitute approval of the material terms of the Restated Plan for purposes of the stockholder approval requirements of Section 162(m). However, stockholder approval of the Restated Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the Restated Plan to qualify for the performance-based compensation exemption under Section 162(m). Submission of the material terms of the Restated Plan performance goals for stockholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the Restated Plan, but will permit us to seek to structure incentive compensation to meet the performance-based compensation requirements if we choose to do so. Nothing in this proposal precludes us or the plan administrator from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

The Restated Plan is not being amended in any material respect other than to reflect the changes described above.

Equity Incentive Award Information

The table below presents information about the number of shares that were subject to outstanding equity awards under the Incentive Award Plan and the shares remaining available for issuance under the Incentive Award Plan, each at March 31,  2017.

	Number of Shares	As a Percentage of Shares Outstanding (1)	Dollar Value (2)
Options outstanding	6,228,759	11.45%	$43,414,450
Shares remaining and available for grant under the Incentive Award Plan (3)	158,112	0.29%
Weighted average exercise price of all outstanding options	$18.03
Weighted average remaining contractual term of all outstanding options	9.40 years

(1)	Based on 54,359,434 shares of our common stock outstanding as of March 31, 2017.
(2)	Based on the closing price of our common stock on March 31, 2017, of $25.00 per share.
(3)	Does not include possible future increases to the share reserve under the automatic refresh provision of the Incentive Award Plan.

We also maintain the Employee Stock Purchase Plan, which is a plan intended to qualify under Section 423 of the Code, and the Inducement Plan, which allows us to issue awards to a new employee or to a rehired employee following a bona fide period of interruption of employment if the award is a material inducement to the employee’s entering into employment with the Company or any subsidiary. In addition, as of March 31, 2017, 169 employees and three directors held outstanding stock options granted under our Second Amended and Restated Stock Incentive Plan (the “Prior Plan”). We ceased granting awards under the Prior Plan when the Incentive Award Plan became effective. Additional information regarding the Prior Plan, the Inducement Plan and the Employee Stock Purchase Plan is provided under “Equity Compensation Plan Information” elsewhere in this proxy statement.

Factors the Board Considered

In determining whether to approve the Restated Plan, the Board considered the following:

•

The Board considered the number of equity awards granted by the Company during the past two calendar years. In calendar years 2016 and 2015, our annual equity burn rates (calculated by dividing the number of shares subject to equity awards granted under the Prior Plan and the Incentive Award Plan, as applicable, during the year by the weighted-average number of shares outstanding during the applicable year) under our equity plans were 9.24% and 4.53%, respectively. In 2016, additional equity awards were granted in connection with our strategic acquisition of HealthiestYou, a telehealth consumer engagement technology platform for the small- to mid-sized employer market. Our burn rate for 2016, calculated as described above but excluding awards made to HealthiestYou employees in connection with their commencing employment with us, was 6.41%.

•

We expect the proposed aggregate share reserve under the Restated Plan to provide us with enough shares for awards for approximately 4.5 years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, assuming we receive the maximum annual automatic refresh increases under the Restated Plan until January 1, 2021 (based on the number of shares outstanding at the time the Board approved the Restated Plan), and further dependent on the price of our shares, growth and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Plan could last for a shorter or longer time.

•

In fiscal years 2016 and 2015, end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards under the Prior Plan and the Incentive Award Plan outstanding at the end of the calendar year plus shares remaining available under the Prior Plan and Incentive Award Plan for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 15.55% and 15.19%, respectively. If the Restated Plan is approved, we expect our overhang rate at the end of 2017 will be approximately 19% (calculated in the same manner but including equity awards outstanding, and shares available for issuance under, the Inducement Plan, which we adopted in February 2017, and excluding any possible future increases to the share reserve under the Restated Plan pursuant to the automatic refresh provision).

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, the Board has determined that approval of the Restated Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Plan.

Stockholder Approval Requirement

Stockholder approval of the Restated Plan is necessary in order for us to (1) meet the stockholder approval requirements of the NYSE and (2) be able to take tax deductions without regard to the deduction limits of Section 162(m) for certain compensation resulting from awards intended to qualify as performance-based compensation under Section 162(m).

Specifically, approval of the Restated Plan will constitute approval of the material terms of the Restated Plan pursuant to the stockholder approval requirements of Section 162(m), as discussed above, which is intended to enable (but not require) us to award performance-based compensation within the meaning of Section 162(m) under the Restated Plan, thereby preserving the deductibility of these awards for federal income tax purposes without regard to the deduction limits of Section 162(m). In addition, to the extent required under the Code, approval of the Restated Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the Code relating to incentive stock options (“ISOs”).

If the Restated Plan is not approved by our stockholders, the Restated Plan will not become effective, the existing Incentive Award Plan will continue in full force and effect, and we may continue to grant awards under the Incentive Award Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Summary of the Restated Plan

The principal features of the Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Restated Plan itself, which is attached as Appendix B to this proxy statement.

Purpose

The purpose of the Restated Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. We believe that the Restated Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to our success. The Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help the Company meet its goals.

Eligibility and Administration

Our employees, consultants and directors, and the employees, consultants and directors of our subsidiaries, will be eligible to receive awards under the Restated Plan, but only employees may be granted ISOs. As of March 31, 2016, there were 11 non-employee directors, one consultant and 695 employees who would have been eligible for awards under the Restated Plan.

The Restated Plan will be administered by the Board, which may delegate its duties and responsibilities to committees of our directors or officers (referred to collectively as the “plan administrator” below), subject to certain limitations that may be imposed under applicable laws, including Section 16 of the Exchange Act, and stock exchange rules, as applicable. The plan administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Restated Plan, subject to its express terms and conditions. The plan administrator will also have the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the Restated Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the Restated Plan.

Shares Available for Awards

A total of 7,234,126 shares of our common stock will be authorized for issuance under the Restated Plan. In addition, commencing on January 1, 2018 and on each January 1  thereafter ending on and including January 1, 2021, the aggregate number of shares available for issuance under the Restated Plan will be increased by that number of shares of our common stock equal to the lesser of:

•	5% of our shares of common stock outstanding on the final day of the immediately preceding calendar year; and
•	such smaller number of shares of common stock as is determined by the Board.

Notwithstanding the foregoing, the number of shares of stock that may be issued pursuant to ISOs under the Restated Plan may not exceed an aggregate of 25,000,000 shares. All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Certain Transactions.” We intend to register the shares reserved for issuance under the Restated Plan on a Form S‑8.

If an award under the Restated Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the Restated Plan. However, the Restated Plan does not allow the shares available for grant under the Restated Plan to be recharged or replenished with shares that:

•	are tendered or withheld to satisfy the exercise price of an option;
•	are tendered or withheld to satisfy tax withholding obligations for an award;
•	are subject to a SAR but are not issued in connection with the stock settlement of the SAR; or
•	are purchased by us on the open market with cash proceeds from the exercise of options.

Awards granted under the Restated Plan in substitution for any options or other stock or stock-based awards granted by an entity before the entity’s merger or consolidation with us (or any of our subsidiaries) or our (or any subsidiary’s) acquisition of the entity’s property or stock will not reduce the shares available for grant under the Restated Plan, but will count against the maximum number of shares that may be issued upon the exercise of ISOs.

Individual Award Limits

The maximum aggregate number of shares of our common stock with respect to which one or more awards of options or SARs may be granted under the Restated Plan to any one person during any fiscal year is 1,000,000 shares, and the maximum aggregate number of shares of our common stock with respect to which one or more awards of restricted stock, RSUs or other stock or cash based awards that are denominated in shares and are intended to qualify as performance-based compensation under Section 162(m) may be granted under the Restated Plan to any one person during any fiscal year is 1,000,000 shares. However, these numbers may be adjusted to take into account equity restructurings and certain other corporate transactions as described below. The maximum amount of cash that may be paid to any one person during any fiscal year with respect to one or more awards under the Restated Plan, payable in cash and not denominated in shares, is $5,000,000.

Provisions of the Restated Plan Relating to Director Compensation

The Restated Plan provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the Restated Plan’s limitations. The Board or its authorized committee may modify non-employee director compensation from time to time in the exercise of its business judgment, taking into account factors, circumstances and considerations as it deems relevant from time to time, provided that the sum of any cash or other compensation and the grant date fair value of any equity awards granted as compensation for services as a non-employee director may not exceed $650,000 during any fiscal year. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

Awards

The Restated Plan provides for the grant of stock options, including ISOs, and non-qualified stock options (“NSOs”),  SARs, restricted stock, RSUs, performance awards and other stock or cash based awards. Certain awards under the Restated Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Restated Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

•

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option will not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and other conditions.

•

Stock Appreciation Rights. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR will not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction), and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and other conditions.

•

Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met and which may be subject to a purchase price. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, which generally include the right to receive dividends and other distributions in relation to the award; however, dividends paid with respect to unvested restricted stock will be paid to the holder only to the extent the vesting conditions are subsequently satisfied and the restricted stock vests. The terms and conditions applicable to restricted stock will be determined by the plan administrator, subject to the conditions and limitations contained in the Restated Plan.

•

Restricted Stock Units. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights); however, dividend equivalents with respect to an unvested award that are based on dividends paid prior to the vesting of the award will only be paid to the holder to the extent that the vesting conditions are subsequently satisfied and the award vests. The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the Restated Plan.

•

Performance Awards. Performance awards may be granted by on an individual or group basis. Generally, these awards will be based upon the attainment of specific performance goals that are established by the plan administrator and relate to one or more performance criteria on a specified date or dates determined by the plan administrator. Any such performance award paid to a “covered employee” within the meaning of Section 162(m) may be, but need not be, intended to qualify as performance-based compensation under Section 162(m). Performance awards may be paid in cash or in shares of common stock.

•

Other Stock or Cash Based Awards. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our common stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Cash awards are cash incentive bonuses subject to performance goals.

Performance-Based Awards

The plan administrator will determine whether specific performance awards are intended to qualify as performance-based compensation under Section 162(m) and will have discretion to pay compensation that does not qualify as performance-based compensation and that is not tax deductible. Under Section 162(m), a “covered employee” is our Chief Executive Officer or any of our other “named executive officers,” as the term is used in SEC rules (other than our Chief Financial Officer if he or she is a named executive officer by virtue of his or her role as our principal financial officer). Section 162(m) imposes a $1 million cap on the compensation deduction that we may take in respect of compensation paid to covered employees; however, compensation that qualifies as performance-based compensation is excluded from the calculation of the $1 million cap.

In order to qualify as performance-based compensation under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by the plan administrator and based on stockholder-approved performance criteria. In asking our stockholders to approve the Restated Plan, we are also requesting our stockholders approve the below performance criteria to allow us to qualify awards as performance-based compensation under Section 162(m).

For purposes of the Restated Plan, one or more of the following performance criteria will be used in setting performance goals applicable to performance-based compensation intended to qualify under Section 162(m), either for the entire company or a subsidiary, division, business unit or an individual, and may be used in setting performance goals applicable to other stock or cash based awards: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; individual business objectives; production or growth in production; reserves or added reserves; growth in reserves per share; inventory growth; environmental, health and/or safety performance; effectiveness of hedging programs; improvements in internal controls and policies and procedures; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the company or a subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. When determining performance goals, the plan administrator may provide for exclusion of the impact of an event or occurrence which the plan administrator determines should appropriately be excluded, including, without limitation, non-recurring charges or events, acquisitions or divestitures, changes in the corporate or capital structure, events unrelated to the business or outside of the control of management, foreign exchange considerations, and legal, regulatory, tax or accounting changes.

Prohibition on Repricing

Under the Restated Plan, the plan administrator may not, except in connection with equity restructurings and certain other corporate transactions as described below, without the approval of our stockholders, authorize the repricing of any outstanding option or SAR to reduce its price per share, or cancel any option or SAR in exchange for cash or another award when the price per share exceeds the “fair market value” (as that term is defined in the Restated Plan) of an underlying share.

Certain Transactions

In connection with certain corporate transactions and events affecting our common stock, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the Restated Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes canceling awards for cash or property, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the Restated Plan and replacing or terminating awards under the Restated Plan. In addition, in the event of certain non-reciprocal transactions with our stockholders, the plan administrator will make equitable adjustments to the Restated Plan and outstanding awards as it deems appropriate to reflect the transaction.

Foreign Participants, Claw-Back Provisions, Transferability and Participant Payments

The plan administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. All awards will be subject to any company claw-back policy as set forth in such claw-back policy or the applicable award agreement. Except as the plan administrator may determine or provide in an award agreement, awards under the Restated Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the Restated Plan, and exercise price obligations arising in connection with the exercise of stock options under the Restated Plan, the plan administrator may, in its discretion, accept cash, wire transfer or check, shares of common stock that meet specified conditions, a promissory note, a “market sell order,” such other consideration as the plan administrator deems suitable or any combination of the foregoing.

Plan Amendment and Termination

The Board may amend or terminate the Restated Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the Restated Plan, may materially and adversely affect an award outstanding under the Restated Plan without the consent of the affected participant and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The Restated Plan will remain in effect until the tenth anniversary of the earlier of (i) the date the Board first adopted the Incentive Award Plan and (ii) the date our stockholders first approved the Incentive Award Plan, unless earlier terminated by the Board. No awards may be granted under the Restated Plan after its termination.

Federal Income Tax Consequences Associated with the Restated Plan

The federal income tax consequences of the Restated Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Restated Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Restated Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

Stock Options and Stock Appreciation Rights. A Restated Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of a stock option or SAR. The tax consequences of exercising a stock option and the subsequent disposition of the shares received upon exercise will depend upon whether the option qualifies as an “incentive stock option” as defined in Section 422 of the Code. The Restated Plan permits the grant of options that are intended to qualify as ISOs, as well as options that are not intended to so qualify; however, ISOs may be granted only to our employees and employees of our parent or subsidiary corporations, if any. Upon exercising an option that does not qualify as an ISO when the fair market value of our stock is higher than the exercise price of the option, a Restated Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and we (or our subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Upon exercising an ISO, a Restated Plan participant generally will not recognize taxable income, and we will not be entitled to a tax deduction for compensation expense. However, upon exercise, the amount by which the fair market value of the shares purchased exceeds the purchase price will be an item of adjustment for alternative minimum tax purposes. The participant will recognize taxable income upon a sale or other taxable disposition of the option shares. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two years after the date the option was granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition of ISO shares, the participant will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the shares over their purchase price. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or, if less, the price at which the shares are sold) over their purchase price will be taxable as ordinary income to the participant. If there is a disqualifying disposition in the same year of exercise, it eliminates the item of adjustment for alternative minimum tax purposes. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the participant.

We will not be entitled to any tax deduction if the participant makes a qualifying disposition of ISO shares. If the participant makes a disqualifying disposition of the shares, we should be entitled to a tax deduction for compensation expense in the amount of the ordinary income recognized by the participant.

Upon exercising or settling a SAR, a Restated Plan participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a  short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Restricted Stock and Restricted Stock Units. A Restated Plan participant generally will not recognize taxable income at ordinary income tax rates and we generally will not be entitled to a tax deduction upon the grant of restricted stock or RSUs. Upon the termination of restrictions on restricted stock or the payment of RSUs, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a Restated Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a “risk of forfeiture” (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for such shares. We should be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.

Dividend Equivalents, Stock Payment Awards and Cash-Based Awards. A Restated Plan participant generally will not recognize taxable income and we will not be entitled to a tax deduction upon the grant of dividend equivalents, stock payment awards or cash-based awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates and we should be entitled to a corresponding tax deduction for compensation expense. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares, the participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Section 409A of the Internal Revenue Code. Certain types of awards under the Restated Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% federal income tax (and, potentially, certain interest penalties). To the extent applicable, the Restated Plan and awards granted under the Restated Plan will generally be structured and interpreted in a manner intended to comply with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A of the Code.

Section 162(m) Limitation.  In general, under Section 162(m), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain performance-based compensation if an independent compensation committee determines performance goals, the material terms of the performance-based compensation are disclosed to and approved by our stockholders and other requirements of Section 162(m) are met. In general, stock options and SARs should satisfy the performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. Specifically, the option exercise price must be equal to or greater than the fair market value of the stock subject to the award on the grant date. Rights or awards granted under the Restated Plan, other than options and SARs, will not qualify as performance-based compensation for purposes of Section 162(m) unless such rights or awards are granted or vest upon pre-established objective performance goals, the material terms of which are disclosed to and approved by our stockholders and other requirements under Section 162(m) are met. We have attempted to structure the Restated Plan in a manner that will allow us to grant compensation under the Restated Plan that meets the requirements of qualified performance-based compensation under Section 162(m) and will not be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.

Excess Parachute Payments. Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Restated Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the Restated Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The Restated Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

Plan Benefits

Awards under the Restated Plan are subject to the discretion of the plan administrator and, other than awards that will be made automatically under our non-employee director compensation program if the program is not amended, no determinations have been made by the plan administrator as to any future awards that may be granted pursuant to the Restated Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Restated Plan. The following table sets forth, with respect to the individuals and groups identified therein, information regarding stock options awarded under the Incentive Award Plan through March 31, 2017:

Number of
Shares
Jason Gorevic	804,600
Mark Hirschhorn	358,720
Michael King	180,465
All Executive Officers as a Group (6 persons)	1,482,828
All Non-Executive Directors as a Group (11 Persons)	257,779
All Non-Executive Employees as a Group (343 Persons)	4,549,159

Vote Required

The affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon is required to approve the amendment and restatement of the Incentive Award Plan.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2015 INCENTIVE AWARD PLAN.

PROPOSAL 4 – RATIFYING THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accountants retained to audit the Company’s financial statements. In accordance with its charter, the Audit Committee has appointed Ernst & Young LLP to be Teladoc’s independent registered public accounting firm for the year ending December 31, 2017 and has unanimously approved and voted to recommend that the stockholders ratify such appointment.

Ernst & Young LLP audited Teladoc’s annual financial statements for the year ended December 31, 2016. In determining whether to reappoint the independent registered public accountants, the Audit Committee considers the length of time the firm has been engaged, the quality of the discussions with the independent registered public accountants and its annual assessment of the past performance of both the lead audit partner and Ernst & Young LLP. The Audit Committee is responsible for the negotiation of audit fees associated with the Company’s retention of Ernst & Young LLP. Representatives of Ernst & Young LLP will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Vote Required For Ratification

The Audit Committee is responsible for selecting Teladoc’s independent registered public accounting firm and neither our Certificate nor our Bylaws require approval or ratification of such selection by our stockholders. The Board believes, however, that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Ratifying the appointment of Ernst & Young LLP as Teladoc’s independent registered public accounting firm requires the affirmative vote of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the meeting by the holders entitled to vote thereon.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFYING THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table sets forth the amount of Teladoc common stock beneficially owned by each director or director-nominee, each named executive officer included in the 2016 Summary Compensation Table on page 47, and all directors, director-nominees and executive officers as a group as of March 31, 2017. Beneficial ownership is determined in accordance with applicable rules of the SEC. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

The address of each individual named in the table below is c/o Teladoc, Inc., 2 Manhattanville Road, Suite 203, Purchase, New York 10577.

Name of Beneficial Owner	Number of Shares	Number of Option Shares (1)	Percent of Class (2)
Ms. Helen Darling	—	—	*
Mr. Martin R. Felsenthal	10,860	18,373	*
William H. Frist, M.D.	4,500	80,639	*
Mr. Michael Goldstein	—	61,712	*
Mr. Jason Gorevic	818,261	626,896	2.66%
Mr. Mark Hirschhorn	239,987	119,128	*
Mr. Michael King	66,459	161,053	*
Mr. Thomas Mawhinney	5,539	18,373	*
Mr. Thomas G. McKinley	554	18,373	*
Mr. Arneek Multani	—	18,373	*
Mr. James Outland	49,986	18,373	*
Mr. Kenneth H. Paulus	—	—	*
Mr. David Shedlarz	—	—	*
Mr. David B. Snow, Jr.	—	92,945	*
All directors, nominees for director and executive officers as a group (17 persons)	1,196,146	1,234,238	4.47%

(1)

Reflects the number of shares that could be acquired on March 31, 2017 or within sixty days thereafter through the exercise of stock options. The shares are excluded from the column headed “Number of Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)	Based on 54,359,434 shares outstanding on March 31, 2017, and assuming the exercise and issuance of options reported in the table, as applicable to the calculation.

*Represents less than 1% of the outstanding common stock.

Significant Stockholders

The following table lists certain persons known by Teladoc to own beneficially more than 5% of the outstanding shares of Teladoc common stock as of March 31, 2017. Beneficial ownership is determined in accordance with applicable rules of the SEC. Except as set forth below, and to the best knowledge of Teladoc, no other person (or persons acting in concert) owns beneficially more than 5% of Teladoc’s common stock.

	Number of Shares	Percent of Class (1)
Tiger Global Management, LLC (2)	4,898,792	9.01%
CHP III, L.P. (3)	4,480,468	8.24%
Entities affiliated with Trident Capital (4)	4,352,226	8.01%
Capital World Investors (5)	3,682,000	6.77%
Fidelity Management & Research Company (6)	3,075,000	5.66%
Wellington Management Group LLP (7)	3,044,647	5.60%

(1)	Based on 54,359,434 shares outstanding on March 31, 2017.
(2)

Tiger Global Management, LLC filed a Schedule 13G with the SEC on March 14, 2017 to report beneficial ownership of 4,898,792 shares of Teladoc common stock. Tiger Global Management, LLC reports that it and certain of its affiliates have shared power to dispose of and to vote all such shares, and that its affiliate, Tiger Global Investments, L.P., has shared power to dispose of and to vote 3,371,022 shares. Tiger Global Management, LLC’s address is 9 West 57th Street, 35th Floor, New York, NY 10019. Tiger Global Investments, L.P.’s address is c/o Citco Fund Services (Cayman Islands) Limited, P.O. Box 31106, 89 Nexus Way, Camana Bay, Grand Cayman KY1‑1205, Cayman Islands. Information regarding beneficial ownership of Teladoc common stock by Tiger Global Management, LLC is included herein in reliance on the aforementioned Schedule 13G.

(3)

CHP III, L.P. filed an amended Schedule 13G with the SEC on February 3, 2017 to report beneficial ownership of 4,480,468 shares of Teladoc common stock. CHP III, L.P. reports that it has the shared power to dispose of and to vote all such shares. CHP III, L.P.’s address is 230 Nassau Street, Princeton, NJ 08542. Information regarding beneficial ownership of Teladoc common stock by CHP III, L.P. is included herein in reliance on the aforementioned Schedule 13G.

(4)

The aggregate beneficial ownership amount is presented for these purposes on the basis of the maximum number of shares beneficially owned by all of the members of the filing group. Includes 4,189,730 shares held by Trident Capital Fund-VI, L.P., or Trident Fund VI, and 162,496 shares held by Trident Capital Fund-VI Principals Fund, L.L.C., or Trident Principals VI. Trident Capital Management VI, L.L.C., or TCM VI, is the sole general partner of Trident Fund VI and the sole managing member of Trident Principals VI. Messrs. Donald R. Dixon, Arneek Multani and John Moragne are the managing members of TCM VI and exercise shared voting, investment and dispositive rights with respect to the shares of stock held by each of Trident Fund VI and Trident Principals VI. Each of Messrs. Donald R. Dixon, Arneek Multani and John Moragne may be deemed a beneficial owner of the reported shares but disclaims beneficial ownership of the shares identified in this footnote except as to his respective proportionate pecuniary interest in such shares. The address for all entities and individuals affiliated with TCM VI is c/o Trident Capital, Inc., 505 Hamilton Avenue, Suite 200, Palo Alto, CA 94301.

(5)

Capital World Investors filed a Schedule 13G with the SEC on February 13, 2017 to report beneficial ownership of 3,682,000 shares of Teladoc common stock. Capital World Investors reports that it has the sole power to dispose of and to vote all such shares. Capital World Investors’ address is 333 South Hope Street, Los Angeles, CA 90071. Information regarding beneficial ownership of Teladoc common stock by Capital World Investors is included herein in reliance on the aforementioned Schedule 13G.

(6)

FMR LLC, the parent company of certain investment advisers, filed a Schedule 13G with the SEC on February 9, 2017 to report beneficial ownership of 3,075,000 shares of Teladoc common stock. FMR LLC reports that it has the sole power to dispose of all such shares and has the sole power to vote 145,000 shares. FMR LLC’s business address is 245 Summer Street, Boston, Massachusetts 02210. Information regarding beneficial ownership of Teladoc common stock by FMR LLC is included herein in reliance on the aforementioned Schedule 13G.

(7)

Wellington Management Group LLP, as parent company of certain holding companies and investment advisers, filed an amended Schedule 13G with the SEC on February 9, 2017 to report beneficial ownership of 3,044,647 shares of Teladoc common stock. Wellington Management Group LLP reports that it has shared power to dispose of 2,812,826 shares and has shared power to vote with respect to 2,459,753 shares, and that its subsidiaries have shared power to dispose of all such shares and has shared power to vote with respect to 2,459,753 shares. Wellington Management Group LLP’s address is 280 Congress Street, Boston, MA 02210. Information regarding beneficial ownership of Teladoc common stock by Wellington Management Group LLP is included herein in reliance on the aforementioned Schedule 13G.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors and certain officers of Teladoc and persons who own more than 10% of Teladoc common stock to file with the SEC initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of Teladoc’s common stock. Such directors, officers and greater-than‑10% stockholders are required to furnish Teladoc with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and Teladoc is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to Teladoc and written representations from certain reporting persons that no additional reports were required, Teladoc believes that its directors, reporting officers and greater-than‑10% stockholders complied with all these filing requirements for the fiscal year ended December 31, 2016, except for a  Form 4 filed on September 12, 2016 reporting Mr. James Outland’s exercise of options representing 897 shares of common stock in July 2015, which was delinquent due to an administrative error.

EXECUTIVE OFFICERS

Except for Mr. Gorevic, who serves as (and is nominated to continue as) a Teladoc director, set forth below is biographical information about each of our executive officers. For biographical information on Mr. Gorevic, see page 24 of this proxy statement.

Mr. Gabriel R. Cappucci, 54

Senior Vice President, Controller and Chief Accounting Officer

Mr. Cappucci became our Senior Vice President, Controller & Chief Accounting Officer in May 2015. Prior to joining Teladoc, Mr. Cappucci had a nearly 20‑year career at Medco Health Solutions, Inc. where he held a variety of finance roles, including SVP & Controller, Chief Accounting Officer. Most recently, he was Chief Financial Officer of Enclara Pharmacia, a privately held company providing hospice pharmacy services. Mr. Cappucci began his professional career with KPMG LLP where he was a Senior Manager. He is a graduate of Boston College’s Carroll School of Management. Mr. Cappucci is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Mr. Mark Hirschhorn, 52

Executive Vice President, Chief Operating Officer and Chief Financial Officer

Mr. Hirschhorn became our Executive Vice President and Chief Financial Officer in October 2012, and took on the additional role of being our Chief Operating Officer in September 2016. Mr. Hirschhorn is an experienced senior financial and operations executive who has worked with numerous entrepreneurial ventures in a variety of different market segments. From April 2004 to October 2012, Mr. Hirschhorn served as Executive Vice President and Chief Financial Officer of RCS/Media Monitors, an international software technology company that serves the media and entertainment markets. From 2000 to 2003, Mr. Hirschhorn served as the Chief Financial Officer in a number of technology companies, including BT Radianz. From 1996 to 2000, he spent five years as the Vice President and Global Controller of RSL Communications, a publicly traded multinational telecommunications company, and as Chief Financial Officer of Deltathree Communications, a publicly traded RSL subsidiary and pioneer in VOIP technology. He started his professional career with Deloitte and spent nine years with the firm. Mr. Hirschhorn earned a B.A. from Rutgers University and an M.B.A. from Rutgers Business School. Mr. Hirschhorn is a CPA and a member of the American Institute of Certified Public Accountants.

Mr. Michael King, 53

Chief Sales Officer

Mr. King became our Chief Sales Officer in July 2010. Prior to joining Teladoc, Mr. King held various positions at Healthways, Inc., beginning in 2001, and was most recently Senior Vice President of Insight and Innovations after serving as Senior Vice President of Sales. During his tenure, he was responsible for the creation, implementation, and execution of all sales business plans. In addition to sales operation, he also directed consultant relationship management, product marketing, and messaging. Prior to his time with Healthways, Mr. King held various positions at CareSteps.com, WellPath Community Health Plans, Doctors Health Plan and Aetna. Mr. King earned a B.S. in Employment Relations and Management from Michigan State University and attended the General Managers program at Harvard Business School.

Mr. Peter N. Nieves, 49

Executive Vice President and Chief Revenue Officer

Mr. Nieves became our Executive Vice President and Chief Revenue Officer in March 2017. Prior to joining Teladoc, beginning in 2013, Mr. Nieves was Executive Vice President – Employer Market for Optum, part of UnitedHealth Group. At Optum, Mr. Nieves was responsible for national client management and new business development teams serving large account and middle-market employer business, including the Government, Education and Labor sectors. He was accountable for market strategy development, client solution planning and overall profitable growth of the Employer business, which generated in excess of $1 billion of annual revenue. For more than ten years prior to that, he held various leadership roles with Mercer. Mr. Nieves holds a B.B.A. degree from Iona College.

Mr. Adam C. Vandervoort, 42

Chief Legal Officer and Secretary

Mr. Vandervoort joined Teladoc in February 2015. For more than five years prior to that, he was Corporate Vice President, General Counsel and Secretary of Independence Holding Company, a publicly traded insurance holding company. Mr. Vandervoort is licensed to practice law in the states of California, Connecticut and New York. He holds a J.D. from the University of Pennsylvania Law School and A.M. and A.B. degrees from the University of Chicago.

EXECUTIVE COMPENSATION

Teladoc is an “emerging growth company” as defined in the JOBS Act, and has elected to comply with the reduced disclosure requirements available to emerging growth companies under the JOBS Act.

Compensation Overview

This compensation discussion, which should be read together with the compensation tables set forth below, provides information regarding our executive compensation program for our “named executive officers” for 2016, who were: Mr. Jason Gorevic, President and Chief Executive Officer; Mr. Mark Hirschhorn, Executive Vice President, Chief Operating Officer and Chief Financial Officer; and Mr. Michael King, Chief Sales Officer.

Our executive compensation program is administered by the Compensation Committee in consultation with the Board. The primary objectives of our executive compensation program are to retain key executives, attract new talent and link compensation achievement to business objectives.

A key objective of our compensation program is to allow us to retain and, as needed, attract qualified executives. We believe that our ability to keep our senior executive team intact is tied to our compensation programs. Additionally, for us to be appropriately positioned to attract new talent as needed, we must be prepared to be, and be perceived as, an employer that offers competitive compensation.

Elements of Compensation

Base Salary

The Compensation Committee reviews the base salaries of our executive officers, including our named executive officers, from time to time and makes adjustments as it determines to be reasonable and necessary to reflect the scope of an executive officer’s performance, contributions, responsibilities, experience, prior salary level, position (in the case of a promotion) and market conditions.

The following table shows the annual base salaries of our named executive officers for 2016 and 2017. All annual base salary increases were effective January 1  (for 2016) and March 15 (for 2017), except that Mr. Hirschhorn’s annual base salary increased from $345,050 to $370,000 in connection with his promotion from Executive Vice President and Chief Financial Officer to Executive Vice President, Chief Operating Officer and Chief Financial Officer, effective September 19, 2016.

Name	2016 Annual Base Salary	2017 Annual Base Salary
Jason Gorevic	$500,000	$500,000
Mark Hirschhorn	$345,050	$370,000
Michael King	$274,600	$282,838

Annual Cash Bonuses

We also believe that a significant portion of our named executive officers’ cash compensation should be based on the attainment of business goals established by the Board. The Incentive Award Plan allows the Board (and the Compensation Committee) to make formula-based cash incentive payments to each of our named executive officers based upon the achievement of established corporate goals. The Board and Compensation Committee retain discretion to adjust annual cash incentive payments based on such factors as they determine relevant for a given year.

For 2016, the Compensation Committee established goals for our executive cash incentive program based on a mix of: (i) corporate performance, measured against targets for revenue (60%), earnings (20%), member satisfaction (10%) and visit volume (10%); and (ii) individually assigned goals. For 2016, Mr. Gorevic’s target bonus was 100% of his base salary, based on corporate performance alone, and Mr. Hirschhorn’s target bonus was 65% of his base salary,  based 65% on corporate performance and 35% on individual performance against goals relating to his areas of responsibility within the Company.  Mr. King’s bonus for 2016 was determined based on a mix of corporate performance (paid annually), revenue retention (paid annually) and new revenues (paid quarterly) pursuant to the terms of his employment agreement and his target annual bonus amount for 2016 upon at least 100% attainment of the corporate performance, revenue retention and new revenues goal was $27,500, $37,500 and $150,000, respectively. For calendar years 2017 and beyond, Mr. King’s target bonus will be determined by the Board and he will be eligible to earn an additional bonus based upon the attainment of “stretch” or “enhanced” performance objectives, which will be determined by the Board at the beginning of the year.

In February 2017, the Compensation Committee reviewed our performance against our 2016 objectives and determined that our achievement of corporate performance was 80%. The Compensation Committee then considered whether any discretionary adjustments to the annual cash incentives were appropriate and, following this review, elected to pay our named executive officers under our 2016 annual cash bonus program the amounts set forth in the “Non-Equity Incentive Plan Compensation” column of the 2016 Summary Compensation Table below.

Equity-Based Compensation

Equity-based compensation provides employees a common interest with our investors to increase the value of our common stock. We have historically granted equity awards to our employees, including our named executive officers, in the form of stock options to purchase shares of our common stock, though our Incentive Award Plan contemplates additional types of equity-based awards. Our stock options typically have an exercise price equal to the fair market value of our common stock on the date of grant, as determined by Board, and vest as to 25% of the underlying shares on the first anniversary of the date of grant and in equal monthly installments over the following 36 months, subject to the holder’s continued employment with us. From time to time, the Board may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees.

Our stock options may be intended to qualify as ISOs under applicable provisions of the Code. Stock options granted to our named executive officers may be subject to accelerated vesting in certain circumstances, as described below in the section titled “Employment Agreements and Potential Payments to Named Executive Officers.”

We awarded stock options to our named executive officers during 2016 in the following amounts:

Name	2016 Time- Based Options Granted(1)		2016 Performance- Based Options Granted(2)
Jason Gorevic	400,000		100,000
Mark Hirschhorn	187,900		0
Michael King	85,350	(2)	0

(1)	The options are subject to our standard time-based vesting schedule, except as provided below for Mr. Hirschhorn.
(2)

The option was conditioned on our achievement of certain adjusted earnings targets in respect of fiscal year 2016, and any earned amount as of the measuring date was eligible to vest in equal monthly installments over the ensuing 36 months, subject to Mr. Gorevic’s continued employment with us through the applicable vesting date. In December 2016, it was determined that these targets were not met and, therefore, the option was forfeited pursuant to its terms.

Retirement, Health, Welfare and Additional Benefits

Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts and short- and long-term disability and life insurance, to the same extent as our other full time employees, subject to the terms and eligibility requirements of those plans, except that we pay the full cost of the healthcare coverage for our named executive officers. We also sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. Currently, we match 100% of contributions made by participants in the 401(k) plan up to 4% of eligible annual compensation. All matching contributions are fully vested when made.

Employment Agreements and Potential Payments to Named Executive Officers

Jason Gorevic

Our employment agreement with Mr. Gorevic is for an unspecified term and entitles him to an annual target bonus opportunity of 100% of his annual base salary. In addition, Mr. Gorevic is eligible to earn a potential bonus for over-performance of at least 150% of his annual base salary.

In the event Mr. Gorevic is terminated by us without cause or he resigns for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 18 months of continued base salary and life insurance; (ii) up to 18 months of continued medical, dental or vision coverage pursuant to COBRA, if elected; (iii) a  pro rata portion of the bonus he would have earned for the year of termination; and (iv) accelerated vesting of time-based equity awards scheduled to vest within 12 months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that 12‑month period. If the termination occurs within 12 months following a change in control, subject to his timely executing a release of claims in our favor, Mr. Gorevic is entitled to receive the following in lieu of the severance benefits described in the previous sentence: (i) a lump-sum payment equal to 150% of his base salary plus target bonus opportunity; (ii) 18 months of continued life insurance; (iii) up to 18 months of continued medical, dental or vision coverage pursuant to COBRA, if elected; (iv) a  pro rata portion of the bonus he would have earned for the year of termination; and (v) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied.

Mr. Gorevic’s employment agreement contains restrictive covenants pursuant to which Mr. Gorevic has agreed to refrain from competing with us or soliciting our employees or customers for a period of 18 months following his termination of employment, provided that Mr. Gorevic may perform services for competitors with multiple lines of business if he (i) does not participate in any material respect in the competing business and, (ii) if multiple lines of business report to Mr. Gorevic, any competing business lines account for less than 15% of the net revenue over the prior year for the business lines reporting to him.

For purposes of Mr. Gorevic’s employment agreement:

•

“Cause” generally means, subject to certain notice requirements and cure rights, Mr. Gorevic’s  (i) breach of his duty of loyalty or his willful breach of his duty of care to us; (ii) material failure or refusal to comply with reasonable written policies, standards and regulations established by the Board; (iii) commission of a felony, an act of theft, embezzlement or misappropriation of our funds or property of material value or an act of fraud involving us; (iv) willful misconduct or gross negligence which causes or reasonably could cause material harm to our standing, condition or reputation; (v) material violation of our code of ethics or written policies concerning harassment or discrimination; or (vi) material breach of his confidentiality agreement with us or a material provision of his employment agreement.

•

“Good reason” generally means, subject to certain notice requirements and cure rights, (i) a material reduction in the aggregate amount of Mr. Gorevic’s base salary and target bonus without his consent (except for a reduction applicable to the management team generally); (ii) a material reduction in his overall responsibilities or authority, or scope of duties; (iii) removal from the Board; (iv) a requirement that he relocate his residence outside of Rye, New York or relocate his principal place of employment outside of the New York City metropolitan area; or (v) our material breach of the employment agreement.

Mark Hirschhorn and Michael King

Our employment agreements with Messrs. Hirschhorn and King are for unspecified terms. Mr. Hirschhorn is entitled to an annual target bonus opportunity in an amount determined by the Board or the Compensation Committee in its discretion. Mr. King was entitled to an annual bonus opportunity based on certain corporate, new business and net dollar retention goals for 2016, and an annual target bonus opportunity of 75% of his annual base salary thereafter. Mr. King is also entitled to receive an additional bonus in excess of his target bonus upon the attainment of certain “stretch” or “enhanced” performance objectives established by the Compensation Committee.

In the event either of Messrs. Hirschhorn or King is terminated by us without cause or he resigns for good reason, subject to his timely executing a release of claims in our favor, he is entitled to receive: (i) 12 months of continued base salary and life insurance; (ii) up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if elected; and (iii) accelerated vesting of time-based equity awards scheduled to vest within six months following the date of termination and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are satisfied during that six-month period. If either of Messrs. Hirschhorn’s or King’s termination occurs within 12 months following a change in control, subject to his timely executing a release of claims in our favor, he is entitled to receive the following in lieu of the severance benefits described in the previous sentence: (i) a lump-sum payment equal to his base salary plus target bonus opportunity; (ii) 12 months of continued life insurance; (iii) up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if elected; (iv) a  pro rata portion of the bonus he would have earned for the year of termination; and (v) accelerated vesting of his time-based equity awards and continued eligibility to vest in awards subject to performance-based vesting conditions if and to the extent such performance conditions are thereafter satisfied.

The employment agreements contain restrictive covenants pursuant to which each of Mr. Hirschhorn and Mr. King has agreed to refrain from competing with us or soliciting our employees or customers following his termination of employment for a period of 12 months.

For purposes of the employment agreements, “cause” has the same meaning as in Mr. Gorevic’s employment agreement.

“Good reason” generally means, with respect to Mr. King, subject to certain notice requirements and cure rights, (i) a material reduction in the aggregate amount of his base salary and target bonus without his consent (except for a reduction applicable to the management team generally); (ii) a material reduction in his overall responsibilities or authority, or scope of duties, except following a change in control in certain circumstances; (iii) a requirement that he relocate his principal place of employment outside of the New York City metropolitan area; or (iv) our material breach of the employment agreement.

“Good reason” generally means, with respect to Mr. Hirschhorn, subject to certain notice requirements and cure rights, (i) a material reduction in the aggregate amount of his base salary (except for a reduction applicable to the management team generally); (ii) a material reduction in his overall responsibilities or authority, or scope of duties; (iii) a requirement that he relocate his principal place of employment outside of the New York City metropolitan area; or (iv) our material breach of the employment agreement. Any change or action or inaction incident to a future separation of the roles of Chief Operating Officer and Chief Financial Officer in which Mr. Hirschhorn retains either such title and attendant responsibilities does not constitute “Good reason” for purposes of his employment agreement.

In December 2016, we entered into an amendment to Mr. Hirschhorn’s employment agreement that provided for, among other things, the vesting of all outstanding unvested Teladoc equity-based awards to be suspended during the period commencing on January 1, 2017 and ending on January 1, 2018 (the “Relevant Period”) such that (a) no equity awards will vest during the Relevant Period and (b) following the Relevant Period, equity awards will be eligible to vest on the same schedule (and subject to the same conditions) that otherwise would have applied to such equity awards absent the amendment, except that each applicable equity award’s vesting date shall (subject to the conditions of the equity awards, including, without limitation, any requirement for Mr. Hirschhorn’s continued employment or service through the modified vesting date) be the first anniversary of the vesting date that otherwise would have applied absent the amendment.

2016 Summary Compensation Table

The following table lists the annual compensation for Teladoc’s President and Chief Executive Officer and two other most-highly compensated executive officers during each of 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Mr. Jason Gorevic	2016	500,000	—	2,668,669	(3)	400,000	37,902	(4)	3,606,571
President and	2015	425,000	—	—		510,000	37,672		972,672
Chief Executive Officer

Mr. Mark Hirschhorn	2016	350,435	—	819,776		—	37,902	(5)	1,208,113
Executive Vice President,	2015	335,000	100,000	—		300,495	37,672		773,167
Chief Operating Officer and
Chief Financial Officer

Mr. Michael King	2016	274,600	—	473,281		95,625	28,089	(6)	871,595
Chief Sales Officer

(1)

Represents the aggregate grant date fair value of stock options granted during the year referenced, computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. For additional information about these awards, please see Note 13 to Teladoc’s audited consolidated financial statements included in Teladoc’s Annual Report on Form 10‑K for the year ended December 31, 2016, that was filed with the SEC on March 1, 2017.

(2)	Amounts listed were earned under our annual cash incentive program. For additional information regarding these amounts, refer to “Elements of Compensation––Annual Cash Bonuses” above.
(3)

Includes $451,451, representing the grant date fair value based on the probable outcome of a performance-based option issued on March 8, 2016 to purchase 100,000 shares of Teladoc’s common stock that expired when the performance condition relative to Teladoc’s 2016 earnings was not attained. For additional information regarding this option, refer to “Elements of Compensation––Equity-Based Compensation” above.

(4)	Includes company matching contributions to Mr. Gorevic’s 401(k) plan account of $10,600 and company-paid health insurance premiums on Mr. Gorevic’s behalf of $25,236.
(5)	Includes company matching contributions to Mr. Hirschhorn’s 401(k) plan account of $10,600 and company-paid health insurance premiums on Mr. Hirschhorn’s behalf of $25,236.
(6)	Includes company matching contributions to Mr. King’s 401(k) plan account of $10,600 and company-paid health insurance premiums on Mr. King’s behalf of $15,995.

Outstanding Equity Awards at 2016 Fiscal Year-End

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Mr. Jason Gorevic	3/7/2016	—	400,000	(1)	—		12.21	3/7/2026
	3/8/2016				100,000	(2)	11.98	3/8/2026
	12/22/2014	77,760	77,759	(1)	—		6.01	12/22/2024
	12/11/2013	83,547	6,059	(3)			1.67	12/11/2023
	12/11/2013	84,300	5,306	(4)	—		1.67	12/11/2023
	4/16/2012	245,027	—		—		1.07	4/16/2022

Mr. Mark Hirschhorn	9/16/2016	—	40,000	(1)	—		18.98	9/16/2026
	3/7/2016	—	147,900	(1)	—		12.21	3/7/2026
	12/22/2014	54,834	54,820	(1)	—		6.01	12/22/2024
	9/10/2014	18,456	14,354	(1)	—		6.01	9/10/2024
	12/11/2013	11,522	12,520	(5)			1.67	12/11/2023
	12/11/2013	9,019	6,508	(4)	—		1.67	12/11/2023
	12/31/2012	25,297	—		—		1.07	12/31/2022

Mr. Michael King	3/7/2016	—	85,350	(1)	—		12.21	3/7/2026
	12/22/2014	31,305	31,301	(1)	—		6.01	12/22/2024
	12/11/2013	7,627	8,275	(5)			1.67	12/11/2023
	12/11/2013	11,278	4,186	(4)	—		1.67	12/11/2023
	4/16/2013	54,606	4,964	(1)	—		1.07	4/16/2023
	1/25/2011	9,209	—		—		0.80	1/25/2021
	7/26/2010	7,382	—		—		0.80	7/26/2020

(1)

The option vests as to 25% of the total shares underlying the option on the first anniversary of the grant date and in equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Employment Agreements and Potential Payments to Named Executive Officers.”

(2)

The option is conditioned on our achievement of certain adjusted earnings targets in respect of fiscal year 2016, and any earned amount as of the measuring date was eligible to vest in equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date. In December 2016, it was determined that these targets were not met and, therefore, the option was forfeited pursuant to its terms.

(3)

The option vests as to 25% of the total shares underlying the option on the grant date and in equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and our achievement of certain financial and operational targets in 2014. In February 2015, the Board determined that these targets had been achieved. In addition, vesting is subject to potential acceleration as described in the section titled “Employment Agreements and Potential Payments to Named Executive Officers.”

(4)

The option vests as to 25% of the total shares underlying the option on January 1, 2015 and in equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the section titled “Employment Agreements and Potential Payments to Named Executive Officers.”
(5)

The option vests as to 25% of the total shares underlying the option January 1, 2016 and in equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us through the applicable vesting date and our achievement of certain financial and operational targets in 2014. In February 2015, the Board determined that these targets had been achieved. In addition, vesting is subject to potential acceleration as described in the section titled “Employment Agreements and Potential Payments to Named Executive Officers.”

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2016 with respect to compensation plans under which shares of our common stock may be issued:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column) (1)
Equity compensation plans approved by security holders (2)	6,839,868	(3)	$11.38	(4)	343,216	(5)
Equity compensation plans not approved by security holders	—		—		—
Total	6,839,868		$11.38		343,216

(1)

Pursuant to the terms of the Incentive Award Plan, the number of shares of common stock available for issuance under the Incentive Award Plan automatically increases on each January 1 until and including January 1, 2025, by an amount equal to the least of (a) 1,876,722 shares of common stock, (b) 5% of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (c) such smaller number of shares as is determined by the Board. Pursuant to the terms of the Employee Stock Purchase Plan, the number of shares of common stock available for issuance under the Employee Stock Purchase Plan automatically increases on each January 1 until and including January 1, 2025, by an amount equal to the least of (a) 93,617 shares, (b) 0.25% of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (c) such smaller number of shares as is determined by the Board.

(2)	Consists of the Prior Plan, the Incentive Award Plan and the Employee Stock Purchase Plan.
(3)	Includes 2,645,371 outstanding options to purchase stock under the Prior Plan and 4,194,497 outstanding options to purchase stock under the Incentive Award Plan.
(4)

As of December 31, 2016, the weighted-average exercise price of outstanding options under the Prior Plan was $5.69 and the weighted-average exercise price of outstanding options under the Incentive Award Plan was $15.50.

(5)	As of December 31, 2016, a total of 343,216 shares of stock were available for issuance and no purchase rights were outstanding under our Employee Stock Purchase Plan.

Summary of the Inducement Plan

The Board adopted the Inducement Plan on February 1, 2017 to enhance our ability to attract, retain and motivate persons who are expected to make important contributions to the Company by providing these individuals with equity ownership opportunities.  The Inducement Plan was adopted by the Board without stockholder approval pursuant to NYSE Rule 303A.08.

Eligibility and Administration

As required under NYSE Rule 303A.08, awards under the Inducement Plan may only be made to a new employee or to a rehired employee following a bona fide period of interruption of employment if the award is a material inducement to the employee’s entering into employment with the Company or its subsidiaries.

The Inducement Plan will be administered by the Board, which may delegate its duties and responsibilities to committees of our directors or officers (referred to collectively as the “plan administrator” below), subject to certain limitations that may be imposed under applicable laws, including Section 16 of the Exchange Act, and stock exchange rules, as applicable. However, awards under the Inducement Plan may only be approved by the Board acting through a majority of the Company’s directors who are “independent” within the meaning of NYSE Rule 303A.02 or by the Compensation Committee.

Shares Available for Awards

A total of 1,000,000 shares of our common stock have been reserved for issuance under the Inducement Plan. If an award under the Inducement Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, any unused shares subject to the award will again be available for new grants under the Inducement Plan. Further, shares delivered to satisfy the purchase price or tax withholding obligation for any award other than an option or SAR will again be available for new grants under the Inducement Plan.

Awards

The Inducement Plan provides for the grant of equity-based awards in the form of NSOs, restricted stock, RSUs and other stock or cash based awards.

Certain Transactions

In connection with certain corporate transactions and events affecting our common stock, including a change in control, or change in any applicable laws or accounting principles, the plan administrator has broad discretion to take action under the Inducement Plan to prevent the dilution or enlargement of intended benefits, facilitate the transaction or event or give effect to the change in applicable laws or accounting principles. This includes canceling awards for cash or property, accelerating the vesting of awards, providing for the assumption or substitution of awards by a successor entity, adjusting the number and type of shares subject to outstanding awards and/or with respect to which awards may be granted under the Inducement Plan and replacing or terminating awards under the Inducement Plan. In addition, in the event of certain non-reciprocal transactions with our stockholders, the plan administrator will make equitable adjustments to the Inducement Plan and outstanding awards as it deems appropriate to reflect the transaction.

Plan Amendment and Termination

The Board may amend or terminate the Inducement Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the Inducement Plan, may materially and adversely affect an award outstanding under the Inducement Plan without the consent of the affected participant, and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The plan administrator will have the authority, without the approval of our stockholders, to amend any outstanding stock option or SAR issued under the Inducement Plan to reduce its price per share. The Inducement Plan will remain in effect until the tenth anniversary of the date the Board first adopted the Inducement Plan. No awards may be granted under the Inducement Plan after its termination.

AUDIT COMMITTEE REPORT

This report is submitted by the Audit Committee of the Board of Directors (the “Board”) of Teladoc, Inc. (the “Company”). The Audit Committee consists of the four directors whose names appear below. None of the members of the Audit Committee is an officer or employee of the Company, and the Board has determined that each member of the Audit Committee is “independent” for audit committee purposes as that term is defined under Rule 10A‑3 of the Securities Exchange Act of 1934, as amended, and the applicable rules of the New York Stock Exchange. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange. The Board has designated Messrs. Shedlarz and Goldstein as “audit committee financial experts,” as defined under the applicable rules of the SEC. The Audit Committee operates under a written charter adopted by the Board and available on our website at ir.teladoc.com by clicking through “Corporate Governance.”

The Audit Committee’s general role is to assist the Board in monitoring the Company’s financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The Audit Committee has reviewed the Company’s consolidated financial statements for 2016 and met with management, as well as with representatives of Ernst & Young LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The Audit Committee also discussed with members of Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with members of Ernst & Young LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2016 be included in its Annual Report on Form 10‑K for the fiscal year ended December 31, 2016.

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless and only to the extent that the Company specifically incorporates it by reference.

Audit Committee Members

Mr. David Shedlarz (Chairman)

Mr. Michael Goldstein

Mr. David B. Snow, Jr.

Mr. James Outland

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services Ernst & Young LLP provided to Teladoc during 2016 and 2015:

	2016	2015
Audit fees	$695,830	$1,910,353
Audit-related fees	$303,400	$63,051
Tax fees	—	—
All other fees	$1,992	$2,142
Total	$1,001,222	$1,975,546

•

Audit Fees. Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit and comfort letters, consents and assistance with and review of documents filed with the SEC.

•

Audit-Related Fees. Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

•	Tax Fees. Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.
•	All Other Fees. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above.

In connection with our initial public offering, we adopted a policy under which the Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The Audit Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.

In addition, in the event time constraints require pre-approval prior to the Audit Committee’s next scheduled meeting, the audit committee has authorized its chairman to pre-approve services. Engagements so pre-approved are to be reported to the Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved all services performed since our pre-approval policy was adopted.

OTHER MATTERS

Our Bylaws require stockholders to give advance notice of any proposal intended to be presented at the Annual Meeting. The deadline for this notice has passed and we have not received any such notice. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Interests of Certain Persons in Matters to Be Acted On

No director or executive officer of Teladoc who has served in such capacity since January 1, 2016, or any associate of any such director or officer, to the knowledge of the executive officers of Teladoc, has any material interest, direct or indirect, through security holdings or otherwise, in any matter proposed to be acted on at the Annual Meeting, which is not shared by all other stockholders or as is otherwise described in this proxy statement.

Proxy Solicitation

Teladoc will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, Teladoc expects that its directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. Teladoc will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

The Company has retained MacKenzie Partners, Inc. to assist in obtaining proxies from shareholders for the Annual Meeting. The estimated cost of such services is approximately $20,000, plus out-of-pocket expenses. MacKenzie Partners may be contacted at (800) 322‑2885 or via email at proxy@mackenziepartners.com.

Procedures for Submitting Stockholder Proposals

Stockholder proposals intended for inclusion in next year’s proxy statement under Rule 14a‑8 of the Exchange Act should be sent to our principal executive offices and must be received not less than 120 calendar days prior to April 6, 2018. Accordingly, stockholder proposals must be received no later than December 7, 2018. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Additionally, our Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify our corporate secretary of this proposal in writing not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. Accordingly, for our 2018 annual meeting, any notification must be made no earlier than January 25, 2018 and no later than February 24, 2018. The stockholder must be a stockholder of record both at the time of giving notice and at the time of the annual meeting. The fact that the Company may not insist upon compliance with these requirements should not be construed as a waiver of our right to do so at any time in the future.

By order of the Board of Directors,

Adam C. Vandervoort
Chief Legal Officer and Secretary

APPENDIX A

PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION

The following language shows the changes to our Fifth Amended and Restated Certificate of Incorporation that would result from the proposed amendments set forth in Proposal 1 if each Subproposal therein is approved, with deletions indicated by strikethroughs and additions indicated by underlining:

* * *

~~FIFTH~~SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TELADOC, INC.

FIRST: The name of the Corporation is Teladoc, Inc. (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is 2711 Centreville Road, Suite 400 in the City of Wilmington, County of New Castle, Zip Code 19808. The name of its registered agent at that address is The Corporation Service Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is ~~76,000,000~~101,000,000 shares, consisting of (a) ~~75,000,000~~100,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (b) 1,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.   COMMON STOCK.

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2. Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided,  however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the General Corporation Law of the State of Delaware. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

3. Dividends. Dividends may be declared and paid on the Common Stock as and when determined by the Board of Directors subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B.   PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

FIFTH: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

SIXTH: In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least ~~two-third~~sa majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least ~~two-thirds~~a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

EIGHTH: This Article EIGHTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established from time to time by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

~~3. Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes, designated as Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors to Class I, Class II or Class III.~~

~~4~~3. Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director ~~shall serve for a term ending on the date of the third~~ whether elected at an annual meeting of stockholders following the or elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders ~~at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation~~;  provided ~~further~~ that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

~~5~~4.  Quorum. The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article EIGHTH shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

~~6~~5.  Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

~~7~~6.  Removal. Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only ~~for cause and only~~ by the affirmative vote of the holders of at least ~~two-thirds~~a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

~~8~~7.  Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders, unless the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders. ~~A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.~~

~~9~~8. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

~~10~~9. Amendments to Article. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least ~~two-thirds~~a majority in voting power of the outstanding shares of capital stock of the

Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article EIGHTH.

NINTH: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least ~~two-thirds~~a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

TENTH: Special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least ~~two-thirds~~a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

ELEVENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the Bylaws of the Corporation, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws of the Corporation or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least ~~two-thirds~~a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH. If any provision or provisions of this Article ELEVENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article ELEVENTH (including, without limitation, each portion of any sentence of this Article ELEVENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

APPENDIX B

TELADOC, INC.
2015 INCENTIVE AWARD PLAN
(as amended and restated effective May 25, 2017)

ARTICLE I.

PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.  Capitalized terms used in the Plan are defined in Article XI.

ARTICLE II.

ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III.

ADMINISTRATION AND DELEGATION

3.1         Administration.  The Plan is administered by the Administrator.  The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan.  The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable.  The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards.  The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2         Appointment of Committees.  To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees.  The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

ARTICLE IV.

STOCK AVAILABLE FOR AWARDS

4.1         Number of Shares.  Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit.  As of the Plan’s effective date under Section 10.3, the Company will cease granting awards under the Prior Plans; however, Prior Plan Awards will remain subject to the terms of the applicable Prior Plan.  Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

4.2         Share Recycling.  If all or any part of an Award or Prior Plan Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Award grants under the Plan.  The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards shall not count against the Overall Share Limit.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards:  (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) Shares tendered by the

Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof and (iv) Shares purchased by the Company on the open market with the cash proceeds from the exercise of Options.

4.3         Incentive Stock Option Limitations.  Notwithstanding anything to the contrary herein, no more than 25,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.

4.4         Substitute Awards.  In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate.  Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan.  Substitute Awards will not count against the Overall Share Limit (nor will Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

4.5         Non-Employee Director Compensation.  Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan.  The Administrator will from time to time determine the terms, conditions and amounts of all such non-employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $650,000.  The Administrator may make exceptions to this limit for individual non-employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

ARTICLE V.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1         General.  The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including Section 9.9 with respect to Incentive Stock Options.  The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right.  A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.

5.2         Exercise Price.  The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement.  The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.

5.3         Duration of Options.  Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.

5.4         Exercise.  Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes.  Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

5.5         Payment Upon Exercise.  The exercise price of an Option must be paid in cash, wire transfer of immediately available funds or by check payable to the order of the Company or, subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, by:

(a) if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(b) to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(c) to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(d) to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or
(e) any combination of the above permitted payment forms (including cash, wire transfer or check).

ARTICLE VI.

RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1         General.  The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award.  In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement.  The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

6.2         Restricted Stock.

(a) Dividends.  Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement; provided that dividends paid with respect to an unvested share of Restricted Stock will only be paid to the Participant to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.  In addition, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(b) Stock Certificates.  The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.

6.3         Restricted Stock Units.

(a) Settlement.  The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

(b) Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

(c) Dividend Equivalents.  If the Administrator provides, a grant of Restricted Stock Units may provide a Participant with the right to receive Dividend Equivalents.  Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement; provided that Dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of the Award will only be paid to the Participant to the extent that the vesting conditions are subsequently satisfied and the Award vests.

ARTICLE VII.

OTHER STOCK OR CASH BASED AWARDS

Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.  Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.

ARTICLE VIII.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK

AND CERTAIN OTHER EVENTS

8.1          Equity Restructuring.  In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants.  The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2          Corporate Transactions.  In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (y) to facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:

(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; and/or
(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

8.3         Administrative Stand Still.  In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.

8.4         General.  Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation.  Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price.  The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.  The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.

ARTICLE IX.

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1         Transferability.  Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant.  References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

9.2         Documentation.  Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3         Discretion.  Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award.  The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4         Termination of Status.  The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.

9.5         Withholding.  Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability.  The Company may deduct an amount sufficient to satisfy such tax obligations based on the minimum statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Participants may satisfy such tax obligations in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, or subject to Section 10.8 and any Company insider trading policy (including blackout periods), (i) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (ii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iii) any combination of the foregoing permitted payment forms (including cash, wire transfer or check).  If any tax withholding obligation will be satisfied under clause (i) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.

9.6         Amendment of Award; Prohibition on Repricing.  The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option.  The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6.  Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not except pursuant to Article VIII, without the approval of the stockholders of the Company, reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.

9.7         Conditions on Delivery of Stock.  The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws.  The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.

9.8         Acceleration.  The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

9.9         Additional Terms of Incentive Stock Options.  The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code.  If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code.  By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer.  Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code.  Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422‑4, will be a Non-Qualified Stock Option.

ARTICLE X.

MISCELLANEOUS

10.1        No Right to Employment or Other Status.  No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

10.2        No Rights as Stockholder; Certificates.  Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares.  Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).  The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

10.3        Effective Date and Term of Plan.  The Plan will become effective on the day prior to the Public Trading Date and will remain in effect until the tenth anniversary of such date, unless earlier terminated by the Board.  No Awards may be granted under the Plan during any suspension period or after Plan termination.  Notwithstanding anything in the Plan to the contrary, an Incentive Stock Option may not be granted under the Plan after ten years from the earlier of (i) the date the Board first adopted the Plan or (ii) the date the Company’s stockholders first approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan.

10.4        Amendment of Plan.  The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent.  Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination.  The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5        Provisions for Foreign Participants.  The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

10.6       Section 409A.

(a) General.  The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise.  The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service.  If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship.  For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c) Payments to Specified Employees.  Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest).  Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

10.7        Limitations on Liability.  Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary.  The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

10.8        Lock-Up Period.  The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

10.9        Data Privacy.  As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan.  The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”).  The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management.  These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country.  By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares.  The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan.  A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10.9 in writing, without cost, by contacting the local human resources representative.  The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10.9.  For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

10.10     Severability.  If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.11     Governing Documents.  If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

10.12     Governing Law.  The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

10.13     Claw-back Provisions.  All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy, including any claw-back policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as set forth in such claw-back policy or the Award Agreement.

10.14     Titles and Headings.  The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15     Conformity to Securities Laws.  Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws.  Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws.  To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16     Relationship to Other Benefits.  No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

10.17     Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

10.18     Section 162(m) Limitations.

(a) Individual Award Limitations.  Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Article VIII, (i) the maximum aggregate number of Shares with respect to which one or more Awards of Options or Stock Appreciation Rights may be granted to any one person during any fiscal year of the Company shall be 1,000,000; (ii) the maximum aggregate number of Shares with respect to which one or more Awards of Restricted Stock, Restricted Stock Units, or Other Stock or Cash Based Awards that are denominated in Shares and intended to qualify as Performance-Based Compensation may be granted to any one person during any fiscal year of the Company shall be 1,000,000; and (iii) the maximum amount of cash that may be paid to any one person during any fiscal year of the Company with respect to one or more Awards payable in cash and not denominated in Shares shall be $5,000,000.

(b) Committee Composition.  To the extent an Award is intended to qualify as Performance-Based Compensation, the Administrator shall be a Committee and it is intended that each member of such Committee will be an “outside director” within the meaning of Section 162(m) of the Code.

(c) Performance-Based Compensation. The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as Performance-Based Compensation.  For the avoidance of doubt, nothing herein shall require the Administrator to structure any Awards in a manner intended to constitute Performance-Based Compensation and the Administrator shall be free, in its sole discretion, to grant Awards that are not intended to be Performance-Based Compensation. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.  In addition, Awards of Restricted Stock, Restricted Stock Units and Other Stock or Cash Based Awards that are intended to qualify as Performance-Based Compensation shall be subject to the following provisions, which shall control over any conflicting provision in the Plan or any Award Agreement:

(i)         To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, no later than 90 days following the commencement of any performance period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Administrator shall, in writing, (a) designate the Participant to receive such Award, (b) select the Performance Criteria applicable to the performance period, which Performance Criteria shall be limited to the specific performance criteria set forth in the definition of Performance Criteria, (c) establish the performance goals (and any exclusions), and amounts of such Awards, as applicable, which may be earned for such performance period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Participant for such performance period.

(ii)         Following the completion of each performance period, the Administrator shall certify in writing whether and the extent to which the applicable performance goals have been achieved for such performance period. In determining the amount earned under such Awards, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant, including the assessment of individual or corporate performance for the performance period.

(iii)       Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Participant shall be determined on the basis of Applicable Accounting Standards.  For this purpose, “Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.

(iv)        No adjustment or action described in Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.

10.19      No Fractional Shares. Notwithstanding any provision in the Plan to the contrary, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

ARTICLE XI.

DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

11.1       “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

11.2       “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.

11.3       “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.

11.4       “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

11.5       “Board” means the Board of Directors of the Company.

11.6       “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d‑3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided,  however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A‑3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A‑3(i)(5) shall be consistent with such regulation.

11.7       “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

11.8       “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit.  To the extent required to comply with the provisions of Rule 16b‑3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b‑3, a “non-employee director” within the meaning of Rule 16b‑3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b‑3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

11.9       “Common Stock” means the common stock of the Company.

11.10     “Company” means Teladoc, Inc., a Delaware corporation, or any successor.

11.11     “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.

11.12     “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated.  Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

11.13     “Director” means a Board member.

11.14     “Disability” means a permanent and total disability under Section 22(e)(3) of the Code, as amended.

11.15     “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.

11.16     “Employee” means any employee of the Company or its Subsidiaries.

11.17     “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

11.18     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.19     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

11.20     “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

11.21     “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

11.22     “Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.

11.23     “Option” means an option to purchase Shares.

11.24     “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property.

11.25     “Overall Share Limit” means the sum of (i) 7,234,126 Shares; (ii) any shares of Common Stock which are subject to Prior Plan Awards which become available for issuance under the Plan pursuant to Article IV and (iii) an annual increase on the first day of each calendar year beginning January 1, 2018 and ending on and including January 1, 2021, equal to the lesser of (A) 5% of the aggregate number of shares of Common Stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of Shares as is determined by the Board.

11.26     “Participant” means a Service Provider who has been granted an Award.

11.27    “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; individual business objectives; production or growth in production; reserves or added reserves; growth in reserves per share; inventory growth; environmental, health and/or safety performance; effectiveness of hedging programs; improvements in internal controls and policies and procedures; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease.  Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies.  Any performance goals that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles, in accordance with accounting principles established by the International Accounting Standards Board, or may be adjusted when established to include or exclude any items otherwise includable or excludable under U.S. Generally Accepted Accounting Principles or under the accounting principles established by the International Accounting Standards Board.  The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles or (o) the effect of changes in other laws or regulatory rules affecting reported results.

11.28     “Performance-Based Compensation” means “performance-based compensation” within the meaning of Section 162(m) of the Code.

11.29     “Plan” means this 2015 Incentive Award Plan (as it may be amended and restated from time to time).

11.30     “Prior Plans” means, collectively, the Teladoc, Inc. Second Amended and Restated Stock Incentive Plan and any prior equity incentive plans of the Company or its predecessor.

11.31     “Prior Plan Award” means an award outstanding under the Prior Plans as of the Plan’s effective date in Section 10.3.

11.32     “Public Trading Date” means the first date upon which the Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system, or, if earlier, the date on which the Company becomes a “publicly held corporation” for purposes of Treasury Regulation Section 1.162‑27(c)(1).

11.33     “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.34     “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

11.35     “Rule 16b‑3” means Rule 16b‑3 promulgated under the Exchange Act.

11.36     “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

11.37     “Securities Act” means the Securities Act of 1933, as amended.

11.38     “Service Provider” means an Employee, Consultant or Director.

11.39     “Shares” means shares of Common Stock.

11.40     “Stock Appreciation Right” means a stock appreciation right granted under Article V.

11.41     “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

11.42     “Termination of Service” means the date the Participant ceases to be a Service Provider.

* * * * *

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 25, 2017. TELADOC, INC. XXXX XXXX XXXX XXXX (located on the following page). TELADOC, INC. ATTN: ADAM VANDERVOORT 2 MANHATTANVILLE ROAD PURCHASE, NY 10577 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E25576-P85275 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 31, 2017 Date: May 25, 2017 Time: 2:00 PM, EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TDOC2017 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TDOC2017 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E25577-P85275 Vote By Internet: Before the Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During the Meeting: Go to www.virtualshareholdermeeting.com/TDOC2017. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2017 to facilitate timely delivery.

The Board of Directors recommends a vote "FOR" Proposal 1 (including Subproposals 1(a), 1(b), 1(c), 1(d) and 1(e)), "FOR" all director-nominees listed in Proposal 2 and "FOR" Proposals 3 and 4. 1e. e l i m i n a t e t h e s u p e r m a j o r i t y v o t i n g requirement for amendment of Teladoc's bylaws 2. If Proposal 1(b) is approved, elect ten directors, each for a term of one year. Nominees: If any of Subproposals 1(b ), 1(c ), 1(d) or 1(e) does not receive the required level of stockholder approval, none of the amendments proposed thereby will be made and Teladoc's current Certificate of Incorporation will remain in place with respect to such provisions. 01) 02) 03) 04) 05) Ms. Helen Darling Mr. William H. Frist, M.D. Mr. Michael Goldstein Mr. Jason Gorevic Mr. Thomas Mawhinney 06) 07) 08) 09) 10) Mr. Thomas G. McKinley Mr. Arneek Multani Mr. Kenneth H. Paulus Mr. David Shedlarz Mr. David B. Snow, Jr. 3. Approve the amendment and restatement of the 2015 Incentive Award Plan. If Proposal 1(b) is not approved, elect three directors, each for a term of three years. Nominees: 4. Ratify the appointment of Ernst & Young LLP as Teladoc's independent registered public accounting firm for the fiscal year ending December 31, 2017. 01) 02) 03) Mr. Thomas Mawhinney Mr. Thomas G. McKinley Mr. Arneek Multani 1. Approve amendments to Teladoc's Certificate of Incorporation to: 5. Transact any other business that may properly come before the meeting or any adjournments thereof. 1a. increase the number of shares of authorized common stock 1b. declassify the Board of Directors 1c. e l i m i n a t e t h e s u p e r m a j o r i t y v o t i n g requirement for removal of directors 1d. e l i m i n a t e t h e s u p e r m a j o r i t y v o t i n g requirement for amendment of certain provisions of the Certificate of Incorporation E25578-P85275 Voting Items

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VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/TDOC2017 You may attend the Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to help us try to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or accessing them by way of the Internet. To sign up for electronic delivery, please follow the instructions above under Vote By Internet and, when prompted, indicate that you agree to receive e-mail delivery or access proxy materials by way of the Internet in future years. TELADOC, INC. ATTN: ADAM VANDERVOORT 2 MANHATTANVILLE ROAD PURCHASE, NY 10577 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E25537-P85275 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TELADOC, INC. The Board of Directors recommends a vote "FOR" Proposal 1 (including Subproposals 1(a), 1(b), 1(c), 1(d) and 1(e)), "FOR" all director-nominees listed in Proposal 2 and "FOR" Proposals 3 and 4. For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 2. If Proposal 1(b) is approved, elect ten directors, each for a term of one year. Nominees: 01) 02) 03) 04) 05) Ms. Helen Darling Mr. William H. Frist, M.D. Mr. Michael Goldstein Mr. Jason Gorevic Mr. Thomas Mawhinney 06) 07) 08) 09) 10) Mr. Thomas G. McKinley Mr. Arneek Multani Mr. Kenneth H. Paulus Mr. David Shedlarz Mr. David B. Snow, Jr. For Against Abstain ! ! ! 1e. eliminate the supermajority voting requirement for amendment of Teladoc's bylaws If Proposal 1(b) is not approved, elect three directors, If any of Subproposals 1(b ), 1(c ), 1(d) or 1(e) does not receive the required level of stockholder approval, none of the amendments proposed thereby will be made and Teladoc's current Certificate of Incorporation will remain in place with respect to such provisions. each for a term of three years. Nominees: 01) 02) 03) Mr. Thomas Mawhinney Mr. Thomas G. McKinley Mr. Arneek Multani For Against Abstain ! ! ! ! ! ! 1. Approve amendments to Teladoc's Certificate of Incorporation to: 3. Approve the amendment and restatement of the 2015 Incentive Award Plan. Ratify the appointment of Ernst & Young LLP as Teladoc's independent registered public accounting firm for the fiscal year ending December 31, 2017. For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! 1a. increase the number of shares of authorized common stock declassify the Board of Directors 4. 1b. 5. Transact any other business that may properly come before the meeting or any adjournments thereof. 1c. eliminate the supermajority voting requirement for removal of directors eliminate the supermajority voting requirement for amendment of certain provisions of the Certificate of Incorporation 1d. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E25538-P85275 TELADOC, INC. Annual Meeting of Stockholders May 25, 2017 2:00 PM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Adam C. Vandervoort and Mark Hirschhorn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TELADOC, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, EDT on May 25, 2017, via the Internet at www.virtualshareholdermeeting.com/TDOC2017, and any adjournment(s) or postponement(s) thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side V.1.2